UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ASTA FUNDING, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on June 19, 2013, at 11:00 a.m., local time.

The enclosed Notice of Meeting and the accompanying proxy statement describe the business to be conducted at the Meeting. I also enclose a copy of the Company’s 2012 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2012.

We look forward to seeing you at the Meeting. Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder’s vote is important, whether you own a few shares or many.

Sincerely,

Gary Stern

Chairman, President and Chief Executive Officer

Dated: May 15, 2013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i

PROXY STATEMENT	1

VOTING AT THE MEETING	1

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	4

PROPOSAL ONE — ELECTION OF DIRECTORS	6

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	8

PROPOSAL THREE — RATIFICATION OF STOCKHOLDER RIGHTS PLAN	9

PROPOSAL FOUR — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION TO BE TAKEN ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING AND TO ELIMINATE ACTION BY WRITTEN CONSENT OF STOCKHOLDERS	11

COMPENSATION DISCUSSION & ANALYSIS	14

THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17

SUMMARY COMPENSATION TABLE	17

GRANTS OF PLAN BASED AWARDS	19

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	21

BOARD ORGANIZATION AND MEETINGS	24

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	28

EQUITY COMPENSATION PLAN INFORMATION	28

CERTAIN RELATED PARTY TRANSACTIONS	28

STOCKHOLDER PROPOSALS	29

STOCKHOLDERS SHARING AN ADDRESS	29

OTHER MATTERS	30

APPENDIX A — RIGHTS AGREEMENT, DATED AS OF AUGUST 23, 2012, BETWEEN ASTA FUNDING, INC. AND AMERICAN STOCK TRANSFER AND TRUST CO., LLC

APPENDIX B — CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF ASTA FUNDING, INC.

APPENDIX C — COMPENSATION COMMITTEE CHARTER

APPENDIX D — AUDIT COMMITTEE CHARTER

APPENDIX E — NOMINATING AND GOVERNANCE COMMITTEE CHARTER

APPENDIX F — CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 19, 2013

The Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on June 19, 2013, at 11:00 a.m., local time, to consider and act upon the following:

1. To elect seven (7) directors of the Company, to serve until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified;

2. To ratify the appointment of WeiserMazars LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2013;

3. To approve, ratify and confirm the adoption of the stockholder rights plan adopted by the Board of Directors pursuant to the Rights Agreement, dated as of August 23, 2012 between the Company and American Stock Transfer and Trust Co., LLC;

4. To approve an amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting of stockholders and to eliminate action by written consent of stockholders; and

5. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock, par value $.01 per share, at the close of business on May 6, 2013 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company’s executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, for a period of ten days prior to the Meeting.

By Order of the Board of Directors

Robert J. Michel,
Chief Financial Officer and Secretary

Dated: May 15, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

ANNUAL MEETING OF STOCKHOLDERS

JUNE 19, 2013

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the “Company,” “we” or “us”) for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631 on June 19, 2013, at 11:00 a.m., local time, and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy, or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about May 20, 2013. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4. If no directions are given by the person(s) executing the proxy, the shares will be voted in favor of proposals 1, 2, 3 and 4 — the election of management’s nominees to the Board of Directors, the ratification of the independent registered public accounting firm, the approval of the stockholder rights plan, and the approval of an amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting of stockholders and to eliminate action by written consent of stockholders.

The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or e-mail or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by us.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 19, 2013. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, including financial statements, are available on the internet at http://www.proxydocs.com/asfi. Under the rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

VOTING AT THE MEETING

Who Can Vote

Only stockholders of record at the close of business on May 6, 2013, the record date, are entitled to notice of and to vote at the Meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, 12,941,639 shares of our Common Stock, $0.01 par value per share (“Common Stock”), were issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each proposal presented at the Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by us including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by us in connection with the Meeting. In addition to the solicitation of proxies by mail, our employees may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. Our Annual Report on Form 10-K for the year ended September 30, 2012, which includes our consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about May 20, 2013.

Any proxy not specifying to the contrary, and not designated as an abstention or broker non-vote as described below, will be voted:

•	FOR the election of the directors;

•	FOR the ratification of the selection of WeiserMazars LLP as our independent registered public accounting firm for the 2013 fiscal year;

•	FOR the adoption of the stockholder rights plan; and

•

FOR the approval of an amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting of stockholders and to eliminate action by written consent of stockholders.

Should any matters not described above be properly presented at the Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.

What Constitutes a Quorum

The presence at the Meeting in person or by proxy of holders of outstanding Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The seven persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. The affirmative vote of a majority of the outstanding Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required to approve (i) the ratification of the selection of WeiserMazars LLP as our independent registered public accounting firm for the 2013 fiscal year, (ii) the adoption of the stockholder rights plan, and (iii) the approval an amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting of stockholders and to eliminate action by written consent of stockholders.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. For the proposals to (i) ratify the selection of WeiserMazars LLP as our independent registered public accounting firm, (ii) adopt the stockholder rights plan, and (iii) approve an amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting of stockholders and to eliminate action by written consent of stockholders, abstentions will be treated as being present and entitled to vote at the Meeting and, therefore, will have the effect of votes against such proposals.

Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters such as proposals 1, 3 and 4. Shares subject to a broker non-vote will not be considered entitled to vote with respect to proposals 1, 3 and 4 and will not affect the outcome of proposals 1, 3 and 4. For the selection of the auditor, broker non-votes will have no effect on the outcome.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. A stockholder who attends the Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of May 6, 2013 with respect to beneficial ownership of our Common Stock by (i) each director and executive officer acting in the capacity as such on May 6, 2013, including any person holding the position of CEO or CFO at any time during the fiscal year of 2012, (ii) each person known by us to own beneficially more than five percent of our outstanding Common Stock, and (iii) all directors and executive officers as a group. This table has been prepared based on 12,941,639 shares of Common Stock outstanding on May 6, 2013. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage(1)
Arthur Stern	506,683	(2)	3.9%
Gary Stern	1,528,417	(3)	11.7%
Robert J. Michel	43,081	(4)	*
Mary Curtin	68,268	(5)	*
Seth Berman	42,600	(6)	*
Herman Badillo	101,000	(7)	*
Edward Celano	81,334	(8)	*
2115 Scotch Gamble Road Scotch Plains, NJ
Harvey Leibowitz	127,000	(9)	*
211 West 56th Street, Suite 20C New York, NY 10019
David Slackman	109,167	(10)	*
100 Mozart Court Eastport, NY 11941
Louis A. Piccolo	100,769	(11)	*
350 West 50th Street New York, NY 10019
Asta Group, Incorporated	842,000	(12)	6.5%
Judith R. Feder	1,565,000	(13)	12.1%
928 East 10th Street Brooklyn, NY 11230
Stern Family Investors LLC	692,000	(14)	5.3%
928 East 10th Street Brooklyn, NY 11230
GMS Family Investors LLC	862,000	(15)	6.7%
928 East 10th Street Brooklyn, NY 11230
Peters MacGregor Capital Management Pty Ltd	828,956	(16)	6.4%
P.O. Box 107 Spring Hill Old 4004 Australia
All executive officers and directors as a group (10 persons)	2,708,319	(17)	19.3%

*	Less than 1%

(1)

Any shares of common stock that any person named above has the right to acquire within 60 days of May 6, 2013, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2)

Includes 175,000 shares of common stock issuable upon exercise of options, and 214,599 shares of common stock owned by Asta Group, Incorporated, which shares are attributable to Arthur Stern based on his percentage ownership of Asta Group. Excludes 349,460 shares owned by Stern Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC and 948 shares owned by GMS Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC. Arthur Stern does not have voting or investment power with respect to any of the shares held by either LLC and disclaims beneficial ownership of the shares owned by the LLCs. Excludes 12,500 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(3)

Includes 280,000 shares of common stock issuable upon exercise of options, 196,656 shares of common stock owned by Gary Stern as custodian for his minor child and 285,607 shares of common stock owned by Asta Group, which shares are attributable to Gary Stern based on his percentage ownership of Asta Group. Excludes 684,945 shares owned by GMS Family Investors LLC which shares are attributable to Gary Stern based on his percentage ownership of such LLC. Gary Stern does not have voting or investment power with respect to any of the shares held by the LLC and disclaims beneficial ownership of the shares owned by the LLC. Excludes 150,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013. Also excludes 393,312 shares of common stock held by Mr. Stern’s children who are no longer minors and for which he disclaims beneficial ownership.

(4)

Includes 40,000 shares of common stock issuable upon exercise of options. Excludes 55,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(5)

Includes 58,334 shares of common stock issuable upon exercise of options. Excludes 50,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(6)

Includes 42,600 shares of common stock issuable upon exercise of options. Excludes 50,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(7)

Includes 93,000 shares of common stock issuable upon exercise of options. Excludes 12,500 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(8)

Includes 66,334 shares of common stock issuable upon exercise of options. Excludes 12,500 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(9)

Includes 118,000 shares of common stock issuable upon exercise of options. Excludes 12,500 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(10)

Includes 94,667 shares of common stock issuable upon exercise of options. Excludes 12,500 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(11)

Includes 91,769 shares of common stock issuable upon exercise of options. Excludes 62,500 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013.

(12)

Asta Group, Incorporated (“Asta Group”) is owned by Arthur Stern, our Chairman Emeritus and Director, Gary Stern, our Chairman, President and Chief Executive Officer, and other members of the Stern family.

(13)

Includes 11,000 shares of common stock owned directly, 692,000 shares owned by Stern Family Investors LLC and 862,000 shares owned by GMS Family Investors LLC. Ms. Feder is the manager of each LLC and as such has sole voting and investment power of such shares.

(14)

A limited liability company of which Judith R. Feder has sole voting and investment power. Barbara Marburger has a 24.75% beneficial interest in the LLC, the Ricky Stern 2012 GST Trust has a 12.375% beneficial interest in the LLC, the Emily Stern 2012 GST Trust has a 12.375% beneficial interest in the LLC, and a trust for the benefit of the descendants of Arthur Stern, of which Judith R. Feder is trustee, has a 49.5% beneficial interest in the LLC. Barbara Marburger is the sister of Gary Stern. Ricky Stern and Emily Stern are the children of Gary Stern.

(15)

A limited liability company of which Judith R. Feder has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern of which Judith R. Feder is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(16)	Based on information reported by Peters MacGregor Capital Management Pty, Ltd to the Company effective June 6, 2012.

(17)

Includes 1,059,704 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of May 6, 2013. Excludes 430,000 shares of Common Stock issuable upon exercise of options that are not exercisable within 60 days of May 6, 2013. Excludes the shares owned in the aggregate by Stern Family Investors LLC and GMS Family Investors LLC.

PROPOSAL ONE-ELECTION OF DIRECTORS

In accordance with our Certificate of Incorporation and By-laws, the number of directors of the Company has been set by the Board of Directors at seven. At the Meeting, seven directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

All seven nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors’ nominees will be voted for such other person.

The current Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee (the “Governance Committee”), nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees is set forth below:

Name	Age	Position
Arthur Stern	91	Director, Chairman Emeritus
Gary Stern	60	Chairman, President and Chief Executive Officer
Herman Badillo(1)(3)	83	Director
Edward Celano(1)(2)(3)	74	Director
Harvey Leibowitz(1)(2)(3)	79	Director
Louis A. Piccolo	61	Director
David Slackman(2)	65	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Governance Committee

The Business Experience and Qualifications of Each Director

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: experience in the distressed consumer credit industry; regulatory; accounting and finance; capital markets; strategic planning; human resources and development practices; and board practices of other corporations. These areas are in addition to the personal qualifications described in this section. We believe that all of our current Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each current director is as follows:

Arthur Stern has been a director and has served as Chairman Emeritus since January 2009. Mr. Stern served as Chairman of the Board of Directors and Executive Vice President of the Company since our inception in July 1994 through January 2009. Since 1963, Mr. Arthur Stern has been President of Asta Group. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in distressed consumer credit and collections which strengthens the Board’s collective qualifications, skills, and experience.

Gary Stern has been a director and the President and Chief Executive Officer of the Company since our inception in July 1994. Mr. Stern assumed the role of Chairman in January 2009. Mr. Stern had been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in financial management and collections which strengthens the Board’s collective qualifications, skills, and experience.

Herman Badillo has been a director since September 1995. He retired as Senior Counsel at Parker, Waichman, Alonso, LLP in January 2011. Previously, he was Of Counsel at Sullivan Papain Block McGrath & Cannavo P.C. from 2005 through 2011. Mr. Badillo was a founding member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, from 1987 through 2005. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor’s Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979. As a result of these and other professional experiences, Mr. Badillo possesses particular knowledge and experience in regulatory and public relations which strengthens the Board’s collective qualifications, skills, and experience.

Edward Celano has been a director of the Company since September 1995. Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formally a consultant with M.R. Weiser & Co., from 2001 to 2003, and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank, now Bank of America, after having held different positions at the bank for over 20 years. As a result of these and other professional experiences, Mr. Celano possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Harvey Leibowitz has been a director of the Company since January 2000. Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963. As a result of these and other professional experiences, Mr. Leibowitz possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc., a business consulting firm specializing in management and financial consulting, since 1988. Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc. from 1983 to 1988, and held the same positions at Debenham’s PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick. As a result of these and other professional experiences, Mr. Piccolo possesses particular knowledge and experience in accounting and management which strengthens the Board’s collective qualifications, skills, and experience.

David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as Managing Director at HT Capital Advisors LLC from August 2008 to present. Mr. Slackman served as President, Manhattan Market — New York of Commerce Bank from January 2001 through June 2008. Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994. As a result of these and other professional experiences, Mr. Slackman possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

The following are the executive officers of the Company who are not directors of the Company.

Robert J. Michel, CPA, has served as our Chief Financial Officer since February 2009. Prior to this, from 2004 to 2009, Mr. Michel served as our Controller and the Director of Financial Reporting and Compliance. Prior to joining the Company, Mr. Michel was a partner at Laurence Rothblatt & Company LLP, a CPA firm located in Great Neck, New York.

Mary Curtin was appointed as Senior Vice President in January 2008. Prior to this, from 2003 to 2008, she served as our Vice President of Operations. Prior to joining the Company, Mary Curtin spent 10 years in analytical and operational capacities within the financial industry.

Seth Berman, Esq., has served as our General Counsel since 2005 and was named Chief Compliance Officer in April 2013. From 1997 through 2004, Mr. Berman was an associate at Weil Gotshal & Manges LLP.

Family Relationships

Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

PROPOSAL TWO-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Grant Thornton LLP served as our independent registered public accounting firm during the fiscal year ended September 30, 2012. WeiserMazars LLP has been appointed by our Audit Committee to serve as our independent registered public accounting firm for the current fiscal year.

Our Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of WeiserMazars LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013 is not required by law, by the NASDAQ Stock Market listing requirements or by our Certificate of Incorporation or By-laws. However, the Board of Directors is submitting the selection of WeiserMazars LLP to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, we will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

A representative of WeiserMazars LLP is expected to be present at the Meeting, will make such statements as WeiserMazars LLP may desire and will be available to respond to appropriate questions from the stockholders. To pass, this proposal requires the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy at the Meeting and entitled to vote.

During fiscal 2012 and 2011, Grant Thornton LLP provided various audit, audit related and non-audit services to us as follows:

	2012	2011
Audit Fees:	$594,500	$533,500
Audit Related Fees:	$16,320	$16,315
Tax Fees:	$—	$—
All Other Fees:	$—	$—

Total Fees:	$610,820	$539,815

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the audit-related and tax services described above were pre-approved by our Audit Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WEISERMAZARS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE-RATIFICATION OF STOCKHOLDER RIGHTS PLAN

Introduction

On August 23, 2012, the Board of Directors adopted a stockholder rights plan (the “Rights Plan”) to protect the Company and its stockholders from unsolicited attempts or inequitable offers to acquire the Company. The Board of Directors is submitting the Rights Plan to the stockholders for ratification at the annual meeting.

Purpose of the Rights Plan

The Rights Plan is designed to protect our long term value for our stockholders and to protect shareholders from various unfair takeover tactics, including attempts to acquire control of us at an inadequate price. The Rights Plan is not intended to prevent a takeover or deter fair offers for our securities. To the contrary, it is designed to encourage anyone seeking to acquire control of us to make an offer that represents fair value to all holders of our Common Stock and to provide our Board of Directors with more time to fully consider an unsolicited takeover bid, and, if appropriate, to explore other alternatives that maximize stockholder value.

The Rights Plan was not adopted, and ratification is not being recommended by our Board of Directors, in response to or in anticipation of any specific takeover bid or proposed bid or other transaction, however, our Board has recognized the potential for unfair takeover tactics and deemed it to be in the best interests of our stockholders to take action which would protect the interests of our minority stockholders in a transaction involving a change in control of the Company. In addition, the Rights Plan is intended to address our Board’s concern that, in the current business environment in which we operate, a potential exists that we could be the subject of one or more unsolicited takeover attempts. In response to this concern, our Board considered various strategies to deter unfair or abusive takeover practices and, in particular, whether a stockholder rights plan would be in the best interests of us and our stockholders and, if so, what characteristics of such a plan would most appropriately serve those interests.

How the Rights Plan Works

Our Board of Directors authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of our Common Stock outstanding at the close of business on September 3, 2012, and thereafter has issued (and will continue to issue, as long as the Rights Plan is in effect) a Right with each new share of our Common Stock. In general terms, the Rights impose a significant penalty upon any person or group that acquires beneficial ownership of 20% or more of our outstanding Common Stock without the prior approval of our Board of Directors. Stockholders who beneficially own 20% or more of our outstanding Common Stock as of the date of the Rights Agreement, dated as of August 20, 2012, by and between the Company and American Stock Transfer & Trust Co., LLC, as Rights Agent (the “Rights Agreement”), are exempted from the ownership threshold requirement so long as such stockholders’ beneficial ownership of our Common Stock does not increase.

The Rights are issued pursuant to the Rights Agreement. The following is a summary of the principal terms of the Rights Agreement. The following summary is a general description only and is qualified in its entirety by the full text of the Rights Agreement which appears as Appendix A to this proxy statement.

Summary of the Rights Plan

The Rights.    Currently, the Rights trade with, and are inseparable from, the common stock. The Rights are evidenced by the same stock certificates as the common stock (or, in the case of uncertificated shares of common stock, the same book-entry account that evidences record ownership of such shares) and not by separate Rights certificates. Rights will accompany all new shares of common stock we issue in the future, as long as the Rights Plan remains in effect.

Each Right will entitle the holder to buy one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the “Preferred Stock”) at a purchase price of $45 per one one-thousandth of a share, subject to adjustment, once the Rights become exercisable. Until a Right is exercised, however, it does not give its holder any additional rights as a stockholder of the Company.

Exercisability.    The Rights become exercisable and separate from the Common Stock on the Distribution Date. The “Distribution Date” means the earlier of:

•

The tenth business day after public announcement that any person or group of affiliated or associated persons (an “Acquiring Person”) has become the beneficial owner of 20% or more of our Common Stock; or

•

The close of business on the date specified by our Board following commencement of, or public announcement of the intent of any person to commence, a tender or exchange offer that would, if consummated, result in such person becoming the beneficial owner of 20% or more of our common stock.

When calculating beneficial ownership to determine whether a person or group has become an Acquiring Person, if the person or any of that person’s affiliates or associates holds any option, warrant, convertible security, stock appreciation right or other contractual right or derivative with an exercise or conversion privilege or a settlement payment or mechanism at a price related to, or a value determined in reference to, the Common Stock and that increases in value as the value of the Common Stock increases or that provides the holder with an opportunity to profit from any increase in the value of the Common Stock, then that person will be deemed to beneficially own the shares of common stock in respect of such right or derivative that (i) is disclosed pursuant to a Schedule 13D under the Securities Exchange Act of 1934; or (ii) the Board determines should be deemed to represent beneficial ownership.

Issuance of Right Certificates.    After the Distribution Date, the Rights Agent will mail separate certificates evidencing the Rights to each record holder of the common stock (or, if the common stock is uncertificated, by appropriate changes to the book-entry account that evidences record ownership of such shares) at the close of business on the Distribution Date. Thereafter, the Rights will be transferable separately from the common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•

Flip-In.    If (i) any person becomes an Acquiring Person, (ii) any Acquiring Person or any affiliate or associates of such person merges into or combines with the Company and we are the surviving corporation, (iii) any Acquiring Person or any affiliate or associate of such person effects certain other transactions with us, or (iv) during such time as there is an Acquiring Person we effect certain transactions, in each case as described in the Rights Agreement, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for a price equal to that number of shares of our Common Stock obtained by multiplying the then purchase price by the then number of one one-thousandths of a share of Preferred Stock and dividing the product by 75% of the market price per share on such date.

•

Flip-Over.    If, after any person has become an Acquiring Person, (i) we merge with or into any person and we are not the surviving corporation, (ii) any person merges with or into us and we are the surviving corporation, but all or part of the shares of our Common Stock are changed or exchanged for stock of other securities of any person or cash or any other property, or (iii) 50% or more of our assets or earning power, including securities creating obligations of us, are sold, in each case as described in the Rights Agreement, then each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase that number of shares of common stock of the surviving corporation obtained by multiplying the then purchase price by the then number of one one-thousandths of a share of Preferred Stock and dividing the product by 75% of the market price per share on such date.

Preferred Stock Provisions.    Each share of Preferred Stock, if issued:

•	will not be redeemable;

•

will entitle holders to receive, when, as and if declared by the Board of Directors, a preferential dividend payment equal to the greater of (a) $1.00 per share, or (b) an amount equal to 1,000 times the aggregate amount paid with respect to one share of Common Stock;

•

will entitle holders upon liquidation to the greater of (a) $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, or (b) an amount equal to 1,000 times the liquidation made with respect to one share of Common Stock; and

•	will entitle holders to 1,000 votes on all matters submitted to a vote of the holders of the Common Stock of the Company.

The value of a one one-thousandth interest in a share of Preferred Stock should approximate the value of one share of common stock.

Expiration.    The Rights will expire on September 2, 2015, unless earlier exchanged, redeemed or amended by us.

Redemption.    The Board of Directors may redeem all of the Rights at a price of $0.01 per Right, subject to adjustment, at any time before a person or group has become an Acquiring Person.

Exchange.    At any time on or after a person or group has become an Acquiring Person (but before any person or group becomes the beneficial owner of 50% or more of the outstanding common stock), the Board of Directors may exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated and associated persons) for shares of Common Stock at an exchange ratio of one share of common stock per Right.

Anti-Dilution Provisions.    The Board of Directors may adjust the purchase price of the Preferred Stock, the number and kind of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, stock split or reclassification of the Preferred Stock.

Amendments.    As long as the Rights remain redeemable, the Board of Directors may amend the Rights Agreement without the approval of the Rights holders. After a person or group has become an Acquiring Person, the Board may not amend the Rights Agreement in any way that adversely affects the Rights holders without the approval of the Rights holders.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the adoption of the Stockholder Rights Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE STOCKHOLDER RIGHTS PLAN.

PROPOSAL FOUR-APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION TO PERMIT STOCKHOLDER ACTION TO BE TAKEN ONLY AT A DULY

CALLED ANNUAL OR SPECIAL MEETING AND TO ELIMINATE ACTION BY WRITTEN

CONSENT OF STOCKHOLDERS

In February 2013, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding common stock, an amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting and to eliminate action by written consent of stockholders . Our Board of Directors believes that this amendment to our Certificate of Incorporation in the best interest of our stockholders in order to protect our stockholders from various unfair takeover tactics.

Under §228 of the Delaware General Corporation Law (the “DGCL”), unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action taken is signed by the holders of not less than the minimum number of votes that would be necessary to take such action at a meeting at which all stockholders having a right to vote thereon were present and voted. To be effective, any written consent taken pursuant to §228 of the DGCL must bear the date of signature of each stockholder who signs and must be delivered to the corporation’s registered office in the State of Delaware, its principal place of business or to an officer or agent of the corporation having custody of the minute book of the corporation. In addition, prompt notice of the taking of the corporate action without a meeting by less than the unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation.

Our Certificate of Incorporation currently does not contain any provision restricting or regulating stockholder action by written consent. Our current By-laws permit any action required or permitted to be taken at any annual or special meeting of stockholders to be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The proposed amendment to our Certificate of Incorporation would eliminate the ability of our stockholders to act by written consent without a meeting, thus requiring all stockholder action to be taken at an annual or special meeting of stockholders. If the proposed amendment to our Certificate of Incorporation is approved, our Board of Directors intends to adopt an amendment to our By-laws consistent with this amendment to our Certificate of Incorporation. Such amendment to our By-laws does not require the approval of our stockholders.

Our Board of Directors, subject to the approval of our stockholders, has adopted and declared advisable, a Certificate of Amendment to the Company’s Certificate of Incorporation to insert a new Article TENTH thereof, in the form set forth in Appendix B to this proxy statement, with such Article TENTH to read in its entirety as follows:

“TENTH: Any action required or permitted to be taken by the stockholders of the corporation must be taken at a duly called annual or special meeting of stockholders of the corporation, and the power of stockholders to consent in writing to the taking of any action, without a duly called meeting and vote, is specifically denied.”

The description of the proposed amendment to our Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the actual text of the proposed Certificate of Amendment to the Certificate of Incorporation, a copy of which is attached hereto as Appendix B to this proxy statement.

Reasons and Effect of the Proposed Amendments

In the current business environment, efforts to take control of public corporations are common and often result in a person or group acquiring a majority, but not all, of the outstanding stock of a corporation. In that event, under our existing Certificate of Incorporation and By-laws, such a person or group could seek to call a special meeting of stockholders or seek stockholder action by written consent without a meeting. It is possible that if a majority of shares are held by less than ten stockholders, such stockholders would not have to send a proxy statement. In any such action by written consent, the Company would have to send to the stockholders an information statement in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, at least 20 calendar days before the action can be taken, however, a stockholder’s only recourse would be to seek an injunction to block such action.

Our Board of Directors believes that the approval of Proposal Four is advantageous to the Company and its stockholders in many instances where Delaware law allows for corporate actions to be taken without notice to stockholders. For example, it is possible under Delaware law for holders of a majority of the outstanding shares to remove our entire Board of Directors without advance notice to other stockholders. The provision of Proposal Four permitting stockholder action to taken only at a duly called annual or special meeting of stockholders and eliminating action by written consent of stockholders would give all of our stockholders entitled to vote on a particular matter, advance notice of and the opportunity to participate in the determination of any proposed action and the ability to take judicial or other action to protect their interests.

In addition, our Board of Directors believes that the amendment to our Certificate of Incorporation to permit action to be taken only at a duly called annual or special meeting of stockholders and eliminating action by written consent of stockholders is desirable to avoid untimely notice of an action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of our management and Board of Directors.

Potential Anti-Takeover Effect

This Proposal No. 4 could have a potential anti-takeover effect and might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. This Proposal No. 4, if adopted, may be disadvantageous to stockholders to the extent that it has the effect of delaying or discouraging a future takeover attempt that is not approved by the Board but which a majority of the stockholders may deem to be in their best interests. This Proposal No. 4 is not being proposed in response to any attempt to acquire control of the Company, to obtain representation on the Company’s Board, or to take significant corporate action, and the Company is not aware of any such plans.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the approval of the amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting of stockholders and to eliminate stockholder action by written consent.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION TO BE TAKEN ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS AND TO ELIMINATE STOCKHOLDER ACTION BY WRITTEN CONSENT.

Stockholder Communication with Directors

The Board of Directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Robert J. Michel at our principal executive offices. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the Board of Directors. Mr. Michel has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to our business or governance or are otherwise inappropriate. Mr. Michel shall promptly forward any and all such stockholder communications.

Concerns about accounting or auditing matters or possible violations of our business conduct should be reported pursuant to the procedures outlined in our Whistle-Blower Policy for Employees and On-Site Contractors which is available by writing to our Corporate Secretary, or the Code of Ethics for Senior Financial Officers, which is attached as Appendix F to our proxy statement.

COMPENSATION DISCUSSION & ANALYSIS

We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:

•	attracting and retaining talented and experienced executives in the competitive debt buying industry;

•	motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•	providing fair and competitive compensation.

In determining executive compensation for fiscal year 2012 (ending on September 30, 2012), the Compensation Committee continued its policy of having the compensation paid to the named executive officers reward them for Company-wide and individual performance and to attempt to better link pay and performance. This policy is intended to assure that our compensation practices are competitive with those in the industry. Our chief executive officer, as he did for certain prior fiscal years, assisted the Compensation Committee in determining compensation for the other named executive officers.

For fiscal year 2012, the Compensation Committee engaged a professional compensation consultant, Adams Consulting, LLC (“Adams”) to provide benchmarking data (using, principally, relevant published survey analysis and proxy analysis), make suggestions, and assist it in the compensation process. Data for the salary surveys were selected based upon one or more of the following criteria: (i) industry group; (ii) geographic location; and (iii) company revenue. In addition, Adams conducted a competitive market analysis of comparable positions by utilizing surveys from Watson Wyatt, Economic Research Institute, CompData, the National Executive Compensation Survey and Salary.com. The proxy analysis included 15 public companies within the same industry and approximate revenue size as us. Adams focused on the base salary, annual bonus and long-term equity compensation of our chief executive officer, the chief financial officer, the senior vice president and the general counsel, and on the annual retainers (as chairman and member) and equity compensation of the various committee members, as well as the separate annual retainer for each independent director and the lead independent director. Adams memorialized its findings in a September 2012 report to the Compensation Committee (the “Adams Report”).

On November 14, 2012, the Compensation Committee met to formulate its recommendations to the Board with respect to executive and director base salary for fiscal year 2013 (ending on September 30, 2013) and for cash bonus and stock option grants made in fiscal year 2013 but which relate to fiscal year 2012 performance. With respect to executive compensation for the named executive officers, the Compensation Committee determined that the Adams Report’s recommendations generally should be recommended to the Board, but with certain exceptions, including, most notably, the following: (i) the annual bonuses for the named executive officers paid in fiscal year 2013 for fiscal year 2012 performance should reflect a mix of stock options subject to a three year “cliff” vesting schedule (and, therefore, subject to possible forfeiture) and cash, but in more modest amounts than suggested in the Adams Report; and (ii) the base salaries of the named executive officers would remain constant for fiscal year 2013 from fiscal year 2012.

On December 18, 2012, the Board approved the Compensation Committee’s recommendations with respect to executive compensation. With respect to the option grants referred to in the preceding paragraph, the Board left it to the discretion of the Compensation Committee to determine the portion, if any, of such grants that should be made from the Asta Funding, Inc. 2002 Stock Option Plan or the Asta Funding, Inc. Equity Compensation Plan, as applicable.

Elements of Executive Officer Compensation

Overview.    Total compensation paid to our executive officers is divided among three principal components. Base salary is generally fixed and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options, are variable and dependent upon our market performance. Historically, judgments about these elements have been made subjectively. The value of the stock options is dependent upon our future stock price and, accordingly, is intended to reward the named executive officers for favorable Company-wide performance.

Our Compensation Committee reviews total compensation to see if it falls in line with peer companies and may also look at overall market data. For the fiscal year ended September 30, 2012, the Compensation Committee determined that our compensation program was generally competitive with the members of our peer group. Our goal to promote pay for performance emphasizes the variable elements of overall compensation over fixed base salaries. In this regard, it is our policy to emphasize long-term equity awards over short-term cash bonuses as the long-term awards are intended to align with goals such as total shareholder return. Each of the three elements of executive compensation has been determined by evaluating the recommendations set forth in the Adams Report, as well as our analysis of our financial performance, overall economic conditions and certain individual achievements, such as successful completion of assigned tasks.

Base Salary.    We pay our executives a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, historic salary levels and the executive’s performance during the prior year. We are also seeking over a period of years to align base compensation levels comparable to our competitors and other companies similarly situated. We do not view base salaries as primarily serving our objective of paying for performance.

For fiscal year 2012, we held the salary levels of the named executive officers constant. We believe that for fiscal year 2012, our salary levels were generally sufficient to retain our existing executive officers and hire new executive officers when and as required

For fiscal year 2013, based upon our financial performance, uncertain macroeconomic conditions, the recommendations contained in the Adams Report and our evaluation thereof, we held the salary levels for the named executive officers constant. We believe that our salary levels are generally sufficient to continue to retain our existing executive officers and hire new executive officers when and as required.

Cash Incentive Bonuses.    Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives are eligible to receive annual cash incentive bonuses primarily based upon their performance during the year. For fiscal year 2011 service and performance, and incorporating the recommendations contained in the Adams Report and our evaluation of our financial performance and the economy in general, on December 14, 2012, we awarded (i) Mr. Stern a $200,000 cash bonus, (ii) each of Messrs. Michel and Berman a $30,000 cash bonus, and (iii) Ms. Curtin a $20,000 cash bonus.

Under the terms of the executive employment agreements previously in existence, subsequent restatement to the financial statements due to malfeasance or negligence of the executive required the executives to return the excess bonuses awarded if the executives would have received reduced bonus amounts based on the restated financial statements. We are reviewing this “claw back” feature for use with employees who do not have employment agreements, as well as the clawback requirements of the Dodd-Frank Act, and contemplate making certain changes to our clawback policies when applicable Securities and Exchange Commission rules are adopted.

Equity Compensation.    We believe that stock options are an important long-term incentive for our executive officers and other employees and generally align officer interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance. We recognize that Gary Stern already has a very significant equity stake in the Company, so that for him equity grants may not be the best vehicle to further align his interests with that of our stockholders. Even so, equity grants do assure that Mr. Stern’s overall compensation is fair from the point of view of comparable overall compensation with our competitors. Moreover, paying Mr. Stern a portion of his annual bonus in the form of equity, rather than cash, serves to increase the “variable” component of his compensation, which we view as an important tool for incentivizing his performance. Accordingly, on December 18, 2012, we granted to Mr. Stern a restricted stock award of 102,321 shares of our common stock to reflect his fiscal year 2012 performance. The restricted stock vests in three annual installments beginning on the first anniversary of the award, on December 18, 2013. The award had a grant day value of $979,212.

In addition to the restricted stock award granted to Mr. Stern, we granted to Mr. Berman and Ms. Curtin stock options to purchase 20,000 shares of our common stock, and we granted to Mr. Michel stock options to purchase 25,000 shares of our common stock, in each case for fiscal year 2012 performance. These options vest in three annual installments beginning on the first anniversary of the award, on December 18, 2013. The options granted to Messers. Berman and Michel and Ms. Curtin have an option price of $9.57.

We do not have any formal plan or obligation that requires us to grant equity compensation to any executive officer on specified dates. In recent years, we have developed the practice of approving bonuses and equity grants at about the time our audit of the prior fiscal year is completed to reward executives for work in the completed year. However, we reserve the right to re-visit these matters during the year. The authority to make equity grants to our executive officers rests with our full Board of Directors based upon recommendations made by the Compensation Committee. The Committee considers the input of our chief executive officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity grants.

Severance and Change-in-Control Benefits.    While we are currently not a party to any employment agreements, historically we have provided our executive officers with employment contracts. In January 2007, we entered into a three-year employment agreement with Gary Stern. Mr. Stern’s employment agreement expired on December 31, 2009 and the Compensation Committee and Mr. Stern are considering entering into a new agreement during fiscal year 2013.

Share Retention

We did not have a share retention policy or guideline for executive officers until October 2009, when we adopted a guideline recommending that each officer retain $10,000 of equity in the Company (other than shares received through stock options and restricted stock grants).

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718.

THE COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this report.

Submitted by the Compensation Committee:

David Slackman, Chairman

Harvey Leibowitz

Edward Celano

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently is composed of David Slackman, Harvey Leibowitz and Ed Celano, none of whom is an employee or a current or former officer of the Company. None of our executive officers serves as a member of the Compensation Committee, or any other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of our Board of Directors or our Compensation Committee.

SUMMARY COMPENSATION TABLE

The following table contains information about compensation earned (bonus) or received (all other categories of compensation) by the named executive officers for the fiscal year ended September 30, 2012.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(1)		All Other Compensation ($)(11)	Total ($)
Gary Stern	2012	$577,500	$200,000	$979,212	(2)	$—		$58,967	$1,815,679
Chairman, President & CEO	2011	$577,500	$100,000	$—		$940,740	(4)	$72,102	$1,690,342
	2010	$577,500	$100,000	$249,997	(3)	$417,192	(5)	$44,738	$1,389,427

Robert J. Michel	2012	$275,000	$30,000	$—		$212,715	(6)	$27,779	$545,494
Chief Financial Officer	2011	$263,462	$10,000	$—		$188,148	(7)	$34,589	$496,199
	2010	$218,269	$75,000	$—		$208,596	(8)	$18,720	$520,585

Mary Curtin	2012	$250,000	$20,000	$—		$170,172	(9)	$14,861	$455,033
Senior Vice President	2011	$246,539	$25,000	$—		$188,148	(7)	$16,351	$476,038
	2010	$235,000	$50,000	$—		$208,596	(8)	$9,400	$502,996

Seth Berman	2012	$250,000	$30,000	$—		$170,172	(9)	$19,862	$470,034
General Counsel & Chief	2011	$247,346	$10,000	$—		$188,148	(7)	$26,470	$471,964
Compliance Officer(10)	2010	$228,885	$50,000	$—		$208,596	(8)	$12,953	$500,434

(1)

Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC. A summary of the assumptions made in the valuation of these awards is provided under Note A to our financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2012, filed with the SEC on January 18, 2013.

(2)

Includes a restricted stock award of 102,321 shares of common stock granted to Mr. Stern on December 18, 2012 but earned in the fiscal year ended September 30, 2012. The award had a grant day price of $9.57 per share and vests in three equal installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(3)

Mr. Stern’s bonus for fiscal 2010 included an equity bonus of $250,000. In particular, Mr. Stern elected (and the Compensation Committee and the Board approved of this election) to forego $188,750 in cash bonus dollars (immediately vested) and instead receive approximately $250,000 in a restricted stock bonus subject to a vesting schedule. The award consisted of 32,765 shares.

(4)

Includes an option to purchase 150,000 shares of common stock granted to Mr. Stern on December 13, 2011 but earned in the fiscal year ended September 30, 2011. The option has an exercise price of $7.77 per share and expires on December 13, 2021. The option vests in full on December 13, 2014.

(5)

Includes an option to purchase 60,000 shares of common stock granted to Mr. Stern on December 15, 2010 but earned in the fiscal year ended September 30, 2010. The option has an exercise price of $7.63 per share and expires on December 15, 2020. The option vests in three equal annual installments on December 15, 2010, December 15, 2011 and December 15, 2012.

(6)

Includes an option to purchase 25,000 shares of common stock granted to Mr. Michel on December 18, 2012 but earned in the fiscal year ended September 30, 2012. The option has an exercise price of $9.57 per share and expires on December 18, 2022. The option vests in three equal annual installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(7)

Includes an option to purchase 30,000 shares of common stock granted on December 13, 2011 but earned in the fiscal year ended September 30, 2011. The option has an exercise price of $7.77 per share and expires on December 13, 2021. The option vests on December 13, 2014.

(8)

Includes an option to purchase 30,000 shares of common stock granted to Messers. Michel and Berman, and Ms. Curtin on December 15, 2010 but earned in the fiscal year ended September 30, 2010. The option has an exercise price of $7.63 per share and expires on December 15, 2020. The option vests in three equal annual installments on December 15, 2010, December 15, 2011 and December 15, 2012.

(9)

Includes an option to purchase 20,000 shares of common stock granted to Mr. Berman and Ms. Curtin on December 18, 2012 but earned in the fiscal year ended September 30, 2012. The option has an exercise price of $9.57 per share and expires on December 18, 2022. The option vests in three equal annual installments on December 18, 2013, December 18, 2014 and December 18, 2015.

(10)	Mr. Berman has served as our General Counsel since 2005 and has been an executive officer of the Company since December 2011. He was named our Chief Compliance Officer in April 2013.

(11)	These amounts consist of:

•	matching Company contributions under our 401(k) plan;

•	life insurance premiums; and

•	health insurance premiums paid by the Company in excess of non-executive contribution.

The following table summarizes “All Other Compensation”:

Name	Year	401(k) Company Match ($)	Life Insurance Premium ($)	Health Insurance
				Premiums ($)	Total ($)

Gary Stern	2012	$10,000	$38,682	$10,285	$58,967
	2011	$9,800	$45,409	$16,893	$72,102
	2010	$13,132	$27,808	$3,798	$44,738

Robert J. Michel	2012	$9,800	$7,694	$10,285	$27,779
	2011	$9,800	$7,896	$16,893	$34,589
	2010	$6,192	$8,730	$3,798	$18,720

Mary Curtin	2012	$9,800	—	$5,061	$14,861
	2011	$9,800	—	$6,551	$16,351
	2010	$9,400	—	—	$9,400

Seth Berman	2012	$9,577	—	$10,285	$19,862
	2011	$9,577	—	$16,893	$26,470
	2010	$9,155	—	$3,798	$12,953

GRANTS OF PLAN BASED AWARDS

The following table provides certain information with respect to stock options and restricted stock granted to our named executive officers during fiscal year 2012.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Gary Stern	12/13/11	—	150,000	(1)	$7.77	$940,740
Robert J. Michel	12/13/11	—	30,000	(1)	$7.77	$188,148
Mary Curtin	12/13/11	—	30,000	(1)	$7.77	$188,148
Seth Berman	12/13/11	—	30,000	(1)	$7.77	$188,148

(1)	The options vest on December 31, 2014.

Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table

Employment Agreements

In January 2007, we entered into an employment agreement (the “Employment Agreement”) with Gary Stern, our Chairman, President and Chief Executive Officer, which expired on December 31, 2009. This Employment Agreement was not renewed and Mr. Stern is continuing in his current roles at the discretion of the Board of Directors until a new agreement is signed. We are considering entering into a new employment agreement with Mr. Stern during fiscal year 2013.

We are not party to any employment agreements with any other named executive officers.

Consulting Agreements

On December 12, 2011, we entered into a consulting agreement (the “Consulting Agreement”) with A. L. Piccolo & Co., Inc. (“A.L. Piccolo”), which is owned by Louis Piccolo, a director of the Company. The Consulting Agreement provides that A.L. Piccolo will provide consulting services to us, which includes analysis of proposed debt and equity transactions, due diligence and financial analysis and management consulting services (the “Services”). Under the Consulting Agreement, we will pay A.L. Piccolo an annual consulting fee of $150,000, payable in equal monthly installments, and a bonus of $25,000 for each new transaction that we close with A.L. Piccolo’s assistance, other than any transactions pending on the effective date of the Consulting Agreement. We may pay an additional bonus to A.L. Piccolo in the sole discretion of our Chief Executive Officer. In addition, during each year of the term of the Consulting Agreement, we will grant to A.L. Piccolo an option to purchase 30,000 shares of our Common Stock, which option will vest in three annual installments on the first, second, and third anniversaries of the grant date. The Consulting Agreement expires on December 12, 2013. Additional information regarding the consulting relationship with A.L. Piccolo can be found in the section entitled “CERTAIN RELATED PARTY TRANSACTIONS” below

Incentive Compensation Plans

2012 Stock Option and Performance Award Plan

On February 7, 2012, the Board of Directors adopted our 2012 Stock Option and Performance Award Plan (the “2012 Plan”). The 2012 Plan, which is administered by our Compensation Committee, was adopted by our stockholders on March 21, 2012. The purpose of the 2012 Plan is to provide for our success and enhance our value by linking participants’ personal interests with those of our stockholders and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom our success depends. The 2012 Plan is flexible in that it provides for the grant of stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), performance shares and performance units (“Performance Shares” and “Performance Units”), and cash incentives (the “Cash Incentives”), singularly or in combination as determined by the Compensation Committee. The 2012 Plan authorizes the grant of awards relating to 2,000,000 shares of our Common Stock, with 2,000,000 available for awards as of September 30, 2012 and 1,737,679 available for awards as of December 31, 2012.

Equity Compensation Plan

On December 1, 2005, the Board of Directors adopted our Equity Compensation Plan (the “Equity Compensation Plan”), which was approved by our stockholders on March 1, 2006. The Equity Compensation Plan was adopted to supplement our existing 2002 Stock Option Plan. In addition to permitting the grant of stock options as are permitted under the 2002 Stock Option Plan, the Equity Compensation Plan provides us with flexibility with respect to equity awards by also providing for grants of stock awards (i.e. restricted or unrestricted), stock purchase rights and stock appreciation rights.

The general purpose of the Equity Compensation Plan is to provide an incentive to our employees, directors and consultants, including executive officers, employees and consultants of any subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management and increases incentive and personal interest in our welfare by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

On February 29, 2012, our board of directors adopted an amendment to the Equity Compensation Plan providing that, effective upon receiving stockholder approval of the 2012 Plan, no additional awards would be granted under the Equity Compensation Plan. On March 21, 2012, our stockholders approved the 2012 Plan.

2002 Stock Option Plan

On March 5, 2002, our Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the “2002 Plan”), which was approved by our stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of, and consultants to, the Company.

The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to our eligible employees, including officers and directors of the Company (whether or not employees) and consultants of the Company.

On February 29, 2012, our board of directors adopted an amendment to the 2002 Plan providing that, effective upon receiving stockholder approval of the 2012 Plan, no additional awards would be granted under the Equity Compensation Plan. On March 21, 2012, our stockholders approved the 2012 Plan.

Options and Restricted Stock Awards

On December 13, 2011, we granted to Mr. Stern (i) an option to purchase 150,000 shares of our common stock at an exercise price of $7.77 per share. The option has a term of 10 years and vests in three equal annual installments on December 13, 2014.

On December 13, 2011, we granted to each of Messrs. Michel and Berman and Ms. Curtin options to purchase 30,000 shares of our common stock at an exercise price of $7.77 per share. The options have a term of 10 years and vests on December 13, 2014.

The foregoing awards issued to Messrs. Stern, and Berman and were issued under our 2006 Equity Compensation Plan, the awards issued to Mr. Michel and Ms. Curtin were issued under our 2002 Stock Option Plan which under both plans provides for certain benefits upon a change in control of the Company. Specifically, upon the occurrence of a “corporate transaction event”, defined as the merger of the Company with or into another corporation, the sale of substantially all of our assets, the liquidation of the Company, or the acquisition by any person of our securities the result of which such person becomes the beneficial owner, directly or indirectly, of our securities representing greater than 50% of the combined voting power of our then outstanding securities, the Board may take any number of actions. These actions include providing for all options outstanding under the Plan to be assumed by the acquiring corporation or to become immediately vested and exercisable in full. The Board may also cancel any outstanding options, stock purchase rights and stock appreciation rights in effect prior to such corporate transaction event.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on exercisable and unexercisable options and unvested stock awards held by the named executive officers on September 30, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Gary Stern(2)	70,000	—		$14.87	11/3/13	10,922	(8)	$102,558
	150,000	—		$18.22	10/28/14	—		—
	60,000	20,000	(4)	$7.63	12/15/20	—		—
	150,000	150,000	(5)	$7.77	12/13/21	—		—
Robert J. Michel(3)	10,000	—		$2.95	5/5/19	—		—
	30,000	10,000	(6)	$7.63	12/15/20	—		—
	30,000	30,000	(7)	$7.77	12/13/21	—		—
Mary Curtin(3)	3,334	—		$18.76	11/16/14	—		—
	25,000	—		$2.95	5/5/19	—		—
	30,000	10,000	(6)	$7.63	12/15/20	—		—
	30,000	30,000	(7)	$7.77	12/13/21	—		—
Seth Berman(3)	12,500	—		$2.95		—		—
	100	—		$8.07		—		—
	30,000	10,000	(6)	$7.63		—		—
	30,000	30,000	(7)	$7.77		—		—

(1)	Based on $9.39 per share, the closing price of the common stock as reported by NASDAQ Global Select Market on September 30, 2012.

(2)	Does not include 102,351 shares of restricted stock awarded on December 18, 2012 with an award day price of $9.57.

(3)

Does not include an option to purchase 30,000 shares of common stock granted on December 18, 2012, with an option price of $9.57. The option vests in three equal installments beginning December 18, 2013 and will be fully vested on December 18, 2015.

(4)	Represents the unvested portion of an option to purchase 60,000 shares of common stock granted on December 15, 2010, which vests on December 15, 2012.

(5)	Represents the unvested portion of an option to purchase 150,000 shares of common stock granted on December 13, 2011, which vests on December 13, 2014.

(6)	Represents the unvested portion of an option to purchase 30,000 shares of common stock granted on December 15, 2010, which vests on December 15, 2012.

(7)	Represents the unvested portion of an option to purchase 30,000 shares of common stock granted on December 15, 2011, which vests on December 15, 2014.

(8)	Represents the unvested portion of a restricted stock award consisting of 32,765 shares of Common Stock granted to Mr. Stern on December 15, 2010 which fully vested on December 15, 2012.

STOCK OPTION EXERCISES AND VESTING OF RESTRICTED STOCK AWARDS

The following table provides information on stock option exercises and vesting of restricted stock awards of named executive officers during the fiscal year ended September 30, 2011.

OPTION EXERCISES AND STOCK VESTED

	Stock Options		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Gary Stern	60,000	$282,300	10,921	$81,908

(1)	Represents the number of shares vested multiplied by the market value of the shares on the vesting date.

(2)	Represents the value realized on the vesting of the restricted stock on December 15, 2011. The market price on the vesting date was $7.50 per share.

DIRECTOR COMPENSATION

Mr. Gary Stern received no compensation for serving as a director, except that he, like all directors, is eligible to be reimbursed for any expenses incurred in attending Board and committee meetings. For fiscal year 2012, the total annual fees that a director, other than Mr. Gary Stern, could have received for serving on our Board of Directors and committees of the Board of Directors were set as follows:

•	An annual fee of $300,000 per year for Chairman Emeritus;

•	An annual fee of $45,000 per year for each Independent Director;

•	An annual fee of $45,000 per year for the Lead Independent Director (this position was re-instated effective June 1, 2012);

•	An annual fee of $35,000 for Chairman of Audit Committee;

•	An annual fee of $10,000 for Audit Committee Members;

•	An annual fee of $15,000 for Chairman of the Compensation Committee;

•	An annual fee of $7,500 for Compensation Committee Members;

•	An annual fee of $15,000 for Chairman of the Governance Committee;

•	An annual fee of $7,500 for Governance Committee Members;

•	An annual fee of $15,000 the Chairman of the Investment Committee (Investment Committee discontinued effective December 7, 2011); and

•	An annual fee of $7,500 for Investment Committee Members (Investment Committee discontinued effective December 7, 2011).

The following table summarizes compensation paid to outside directors in fiscal 2012:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		Total ($)
Herman Badillo	$92,500	(2)	$31,358	(8)	$123,856
Edward Celano	$68,750	(3)	$31,358	(8)	$100,105
Harvey Leibowitz	$95,000	(4)	$31,358	(8)	$126,354
David Slackman	$67,083	(5)	$31,358	(8)	$98,436
Louis Piccolo	$50,000	(6)	$219,428	(8)(9)	$269,422
Arthur Stern	$300,000	(7)	$31,358	(8)	$331,351

(1)

Represents the grant date fair value of the award, calculated in accordance with ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note A to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, filed with the SEC on January 18, 2013.

(2)	Includes $15,000 for being chairman of the Governance Committee and $10,000 for being a member of the Audit Committee and $22,500 for being lead independent director since January 1, 2012.

(3)	Includes $10,000 for being a member of the Audit Committee, $6,250 for being a member of the Compensation Committee since December 1, 2011, and $7,500 for being a member of the Governance Committee.

(4)

Includes $35,000 for being chairman of the Audit Committee, $7,500 for being a member of the Compensation Committee, $6,250 for being a member of the Governance Committee since December 1, 2011 and $625 for being a member of the Investment Committee for the months of October and November of 2011. The Investment Committee was discontinued on December 1, 2011.

(5)

Includes $15,000 for being chairman of the Compensation Committee, $5,833 for being lead independent director for the months of October and November 2011, $1,250 for being a member of the Investment Committee for the months of October and November 2011. The Investment Committee was discontinued on December 1, 2011.

(6)

Includes $2,500 for being Chairman of the Investment Committee for the months of October and November 2011. The Investment Committee was discontinued on December 1, 2011. Includes $1,250 for being a member of the Compensation Committee for the months of October and November 2011, and $1,250 for being a member of the Governance Committee for the months of October and November 2011. On December 1, 2011, Mr. Piccolo was no longer deemed an independent member of the Board and relinquished hid membership roles on these committees. Does not include $125,000 that Mr. Piccolo received in his consulting role to the Company during fiscal year 2012.

(7)	Mr. Arthur Stern became Chairman Emeritus in January 2009.

(8)	Consists of options to purchase 5,000 shares of common stock at an exercise price of $7.77 per share granted on December 13, 2011, which vest on December 13, 2014.

(9)

Consists of options to purchase 30,000 shares of common stock at an exercise price of $7.77 per share granted on December 13, 2011, which vest in three equal installments on December 31, 2012, December 31, 2013 and December 31, 2014.

BOARD ORGANIZATION AND MEETINGS

Composition of the Board of Directors.    Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission, and The NASDAQ Stock Market. The Board of Directors has also determined that the following members of the Board satisfy the NASDAQ definition of independence: Edward Celano, Harvey Leibowitz, David Slackman, and Herman Badillo.

During the fiscal year ended September 30, 2012, the Board of Directors held 13 meetings, the Audit Committee held 4 meetings, the Compensation Committee held 3 meetings, and the Governance Committee held 1 meeting. During fiscal year 2012, six of seven members of the Board of Directors attended at least 75% of all the meetings of the Board of Directors that such director was eligible to attend, and committees of the Board of Directors of which such director was a member. Arthur Stern, Chairman Emeritus of the Board, attended 8 of the 13 meetings of the Board of Directors convened during the fiscal year ended September 30, 2012. Mr. Stern was unable to attend certain of the meetings due to family emergencies. There are currently three standing committees of the Board of Directors, each of which is described below. On December 7, 2011, the Investment Committee was discontinued by the Board of Directors. Our policy states that all Board members should attend the annual meeting of stockholders, and all directors attended our annual meeting on March 21, 2012.

Board’s Leadership Structure and Role in Risk Oversight.    The Board comprises seven directors, four of whom the Board has determined satisfy the NASDAQ definition of independence: Edward Celano, Harvey Leibowitz, David Slackman and Herman Badillo. Mr. Arthur Stern serves as Chairman Emeritus of the Board. Mr. Gary Stern serves as both as Chairman of the Board and President and Chief Executive Officer of the Company. The Board has determined that this dual role for Mr. Stern is appropriate given the specific experience of Mr. Stern and characteristics and circumstances of the Company: Mr. Stern has been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. In the view of the Board, Mr. Stern’s combined longstanding experience as both a director of the Board and a leader in the distressed consumer credit analysis and receivables collections markets, our core businesses, make his dual role as Chairman of the Board and President and Chief Executive Officer appropriate.

We compensate our employees based on a variety of factors, including performance, attainment of benchmarks and our overall performance. Compensation may also be used to incentivize employees where appropriate. Compensation policies and practices are regularly monitored by us and reviewed by the Compensation Committee.

Compensation Committee Matters

Compensation Committee.    As of September 30, 2012, the Compensation Committee consisted of David Slackman (Chairman), Harvey Leibowitz and Ed Celano. The Compensation Committee is empowered by the

Board of Directors to review the executive compensation of our officers and directors and to recommend any changes in compensation to the full Board of Directors. On December 13, 2011, Ed Celano replaced Louis Piccolo as a member of the Compensation Committee.

Compensation Committee Charter.    The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. The Compensation Committee charter is filed as Appendix C to our proxy statement.

Audit Committee Matters

Audit Committee.    The Audit Committee consists of Harvey Leibowitz (Chairman), Herman Badillo and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of our independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Audit Committee Financial Expert.    The Board of Directors has determined that Harvey Leibowitz is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Leibowitz, as well as the other members of the Audit Committee, has been determined to be “independent” within the meaning of SEC and NASDAQ regulations.

Audit Committee Charter.    The Audit Committee performed its duties during fiscal 2012 under a written charter approved by the Board of Directors. The Audit Committee charter is filed as Appendix D to our proxy statement.

Independence of Audit Committee Members.    Our Common Stock is listed on the NASDAQ Global Select Market and we are governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Audit Committee Report.    In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended September 30, 2012:

(1) The Audit Committee reviewed and discussed the audited financial statements with our management.

(2) The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by SAS 61, Communication with Audit Committees, as may be modified or supplemented.

The Audit Committee received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with our independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2012 Annual Report on Form 10-K.

Audit Committee Members:

Harvey Leibowitz (Chairman)

Herman Badillo

Edward Celano

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee (“Governance Committee”).    As of September 30, 2012, the Governance Committee consisted of Herman Badillo (Chairman), Harvey Leibowitz, and Edward Celano. The Governance Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on our Board of Directors and to identify the manner in which the Governance Committee evaluates nominees recommended for the Board. Effective December 7, 2011, Mr. Leibowitz replaced Mr. Piccolo on the Governance Committee.

Governance Committee Charter.    In January 2008, the Board re-named the Nominating Committee, the predecessor committee to the Governance Committee, and expanded its functions. The Governance Committee adopted the Nominating and Corporate Governance Committee Charter, a copy of which is filed as Appendix E to our proxy statement.

Independence of Governance Committee Members.    All members of the Governance Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Procedures for Considering Nominations Made by Stockholders.    The Governance Committee’s charter and guidelines developed by the Governance Committee describe procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and (b) information that will enable the Governance Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

Qualifications.    The charter and guidelines developed by the Governance Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•

must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board.    Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The guidelines developed by the Governance Committee provide that there will be no differences in the manner in which the Governance Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Governance Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Governance Committee;

•	a personal interview of the candidate; and

•	a review of such other information as the Governance Committee shall determine to be relevant.

Third Party Recommendations.    In connection with the Meeting, the Governance Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our Common Stock for at least one year.

Diversity Considerations.    We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

Investment Committee Matters

Investment Committee.    During the fiscal year ended September 30, 2011, the Investment Committee consisted of Louis Piccolo (Chairman), Harvey Leibowitz, and David Slackman. On December 7, 2011 the Investment Committee was discontinued. The Board of Directors determined that the entire Board should handle material potential investment opportunities.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is attached as Appendix F to our proxy statement and is also available without charge upon written request directed to Asta Funding, Inc., Attn: Robert Michel, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, named executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended 2012, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that (i) Arthur Stern failed to timely file a Form 4, (ii) Gary Stern failed to timely file a Form 4, and (iii)  Seth Berman failed to timely file a Form 3 and two Form 4s.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our 2012 Stock Option and Performance Award Plan, our Equity Compensation Plan and our 2002 Stock Option Plan, as of September 30, 2012.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column(a))
Equity Compensation Plans Approved by Stockholders	1,499,471	$11.27	2,000,000
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	1,499,471	$11.27	2,000,000

CERTAIN RELATED PARTY TRANSACTIONS

Procedures for the Approval of Related Person Transactions

The Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full Board and management, policies that restrict us and our affiliates from entering into related person transactions without the Audit Committee’s prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all related person transactions.

At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related person transaction, the executive officer, director or nominee for director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

On December 28, 2011, we, through a newly-formed indirect subsidiary, ASFI Pegasus Holdings, LLC (“APH”), entered into a joint venture (the “Venture”) with Pegasus Legal Funding, LLC (“PLF”) for a period of five (5) years (the “Term”) in accordance with an Operating Agreement between PLF and APH. The Venture will purchase interests in personal injury claims from claimants who are a party to a personal injury litigation with the expectation of a settlement in the future. The personal injury claims will be purchased by Pegasus Funding, LLC (“Pegasus”), a newly-formed subsidiary in which APH owns 80% and PLF owns 20% of the outstanding membership interests. Pegasus will advance to each claimant funds on a non-recourse basis at an agreed upon interest rate in anticipation of a future settlement. The interest purchased by Pegasus in each claim will consist of the right to receive from such claimant part of the proceeds or recoveries which such claimant receives by reason of a settlement, judgment or award with respect to such claimant’s claim.

In connection with the Venture, A.L. Piccolo & Co., Inc., (“A.L. Piccolo”) which is owned by Louis Piccolo, a director of the Company, will receive a fee from Pegasus which is calculated at $350,000 per $10,000,000 loaned to Pegasus by Fund Pegasus, LLC, a newly-formed subsidiary of the Company, up to a maximum of $700,000, which fee is payable over eight years with payments being made in part from Pegasus’s operating expenses during the Term and thereafter by PLF and its affiliates. One of our subsidiaries is advancing to Pegasus funds to cover Pegasus’s operating expenses, which include payments to A.L. Piccolo. We expect these advances to be repaid by Pegasus after generating revenue from its litigation funding operations.

On December 12, 2011, the Company and A. L. Piccolo entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which Mr. Piccolo, through A.L. Piccolo, will provide consulting services to us over a two year period in connection with acquisitions, due diligence and other duties related thereto. In consideration for these services, we will compensate A. L. Piccolo as follows: (i) an annual fee of $150,000 per year; (ii) a bonus of $25,000 per consummated transaction (excluding currently pending transactions); (iii) an annual option to purchase 30,000 shares of the Company’s Common Stock, which vests in equal annual installments over a three-year period; and (iv) a bonus as determined by our chief executive officer in his sole discretion.

STOCKHOLDER PROPOSALS

If a stockholder desires to submit a proposal to fellow stockholders at our annual meeting to be held in 2013 and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, such stockholder must notify us of such proposal in a writing received at our executive offices no later than October 23, 2013.

Additionally, if requested timely and properly, a stockholder may submit a proposal for consideration at the 2013 Annual Meeting of Stockholders, but not for inclusion in our proxy statement and proxy for the 2013 Annual Meeting of Stockholders. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c)(1) under the Exchange Act, such proposals must be received by us at our executive offices not later than January 6, 2014.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call us to request a separate copy of these materials from: Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of our proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

We will provide without charge to each person being solicited by this proxy statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended September 30, 2012 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to the Secretary of Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

By Order of the Board of Directors

Robert J. Michel,
Chief Financial Officer and Secretary

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2012 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

ASTA FUNDING, INC.

and

AMERICAN STOCK TRANSFER & TRUST CO., LLC

as Rights Agent

RIGHTS AGREEMENT

dated as of August 23, 2012

EXHIBITS

Exhibit A	Certificate of Designation of Series A Junior Participating Preferred Stock of Asta Funding, Inc.
Exhibit B	Summary of Rights
Exhibit C	Form of Rights Certificate

RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of August 23, 2012 (this “Agreement”) by and between Asta Funding, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Co., LLC, as rights agent (the “Rights Agent”);

WHEREAS, on August 20, 2012 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on the Record Date (as hereinafter defined), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of one share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and further authorized and directed the issuance of one Right (subject to adjustment) with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 hereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions.

For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any Person holding shares of Common Stock for or pursuant to the terms of any such plan to the extent, and only to the extent, of such shares of Common Stock so held, or (iv) an Exempted Person. Notwithstanding anything in this definition of “Acquiring Person” to the contrary:

(i) no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock beneficially owned by such Person, together with all Affiliates and Associates of such Person, to 20% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all Affiliates and Associates of such Person, does not beneficially own 20% or more of the Common Stock then outstanding;

(ii) if the Board determines that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of the then outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement as a result of such inadvertent acquisition unless and until such Person shall again become an “Acquiring Person”;

(iii) if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 20% or more of the shares of Common Stock outstanding, such Person shall not be deemed to be or to become an “Acquiring Person” unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding; and

(iv) no Person shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; provided, however, that if a Person, who or which together with all Affiliates and Associates, shall become the Beneficial Owner of 20% or more of the shares of Common Stock of the Company then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(ii), such Person, together with all Affiliates and Associates, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all Affiliates and Associates, does not beneficially own 20% or more of the Common Stock then outstanding), except as a result of (y) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (z) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers and employees.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement.

(c) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” and to have “beneficial ownership” of any securities:

(i) that such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or to have “beneficial ownership” of, any security under this subparagraph (i) as a result of an agreement, arrangement or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security, if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (B) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a

Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own” or to have “beneficial ownership” of, (x) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (y) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (z) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(a) hereof in connection with an adjustment made with respect to any Original Rights; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c)); or

(iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c)) or disposing of any such securities;

provided, however, that nothing in this paragraph (c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” or have “beneficial ownership” of, any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition; provided further, however, that no Person who is an officer, director or employee of the Company or any Subsidiary of the Company shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, or to “beneficially own,” any securities that are “beneficially owned” (as defined in this paragraph (c)), including, without limitation, in a fiduciary capacity, by the Company or any Subsidiary of the Company, or by any other such officer, director or employee of the Company or any Subsidiary of the Company.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to beneficially own hereunder.

(d) “Board” shall mean the Board of Directors of the Company or any duly authorized committee thereof.

(e) “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(f) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking or trust institutions in New York City, New York are authorized or obligated by law or executive order to close.

(g) “Certificate of Incorporation” shall mean the Certificate of Incorporation of the Company, as amended, as filed with the Office of the Secretary of State of the State of Delaware (the “Secretary of State”), and together with the Certificate of Designation of the Preferred Stock of the Company adopted contemporaneously with the approval of this Agreement and attached hereto as Exhibit A (the “Certificate of Designation”), as the same may hereafter be amended or restated.

(h) “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i) “Common Stock” when used with reference to the Company shall mean Common Stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the class or series of capital stock (or equity interest) with the greatest voting power (in relation to any other classes or series of capital stock (or equity interest)) of such other Person or if such other Person is a Subsidiary of another Person, the Person who ultimately controls such first mentioned Person.

(j) “Distribution Date” shall mean the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Close of Business on the tenth Business Day (or, if such tenth Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company or any Person holding shares of Common Stock for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in such Person becoming the Beneficial Owner of 50% or more of the outstanding shares of Common Stock.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.

(m) “Exchange Date” shall have the meaning set forth in Section 7(a) hereof.

(n) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(o) “Exempted Person” shall mean any lineal descendant of Arthur Stern or Gary Stern, or their respective Affiliates; provided, however, that, after the date of this Agreement, any of such Persons shall cease to be an Exempted Person and shall become an Acquiring Person if they, in the aggregate, acquire Beneficial Ownership of an additional 5% or more of the outstanding Common Stock of the Company in excess of the amount beneficially owned as of the date hereof; provided further, however, that an Exempted Person shall not become an “Acquiring Person” as the result of:

(i) an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of shares of Common Stock beneficially owned by such Exempted Person to an additional 5% or more of the shares of Common Stock of the Company in excess of the amount beneficially owned as of the date hereof; provided, further, that if such Exempted Person shall become the Beneficial Owner of an additional 5% or more of the outstanding shares of Common Stock of the Company in excess of the amount beneficially owned as of the date hereof by reason of share acquisitions by the Company and shall, after such share acquisitions by the Company, become the Beneficial Owner of any additional shares of Common Stock of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Exempted Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Exempted Person does not beneficially own 20% or more of the Common Stock then outstanding; or

(ii) any unilateral grant of any security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to such Exempted Person; provided, however, that if such Exempted Person shall become the Beneficial Owner of an additional 5% or more of the outstanding shares of Common Stock of the Company in excess of the amount beneficially owned as of the date hereof by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to such Exempted Person, such Exempted Person shall nevertheless be deemed to be an “Acquiring Person” if such Exempted Person thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Exempted Person does not beneficially own 20% or more of the Common Stock then outstanding), except as a result of (y) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock; or (z) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to such Exempted Person.

(p) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(q) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(r) “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust or other legal entity and also (i) any syndicate or group deemed to be a Person under Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder and (iii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(s) “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company, having the voting rights, powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions set forth in the Certificate of Designation.

(t) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(u) “Purchase Price” shall have the meaning set forth in Sections 4(a), 11(a)(ii) and 13(a) hereof.

(v) “Record Date” shall mean the Close of Business on September 3, 2012.

(w) “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(x) “Redemption Period” shall have the meaning set forth in Section 23(a) hereof.

(y) “Right” and “Rights” shall have the meaning set forth in the Preamble hereof.

(z) “Rights Certificate” shall have the meaning set forth in Section 3(d) hereof.

(aa) “Rights Dividend Declaration Date” shall have the meaning set forth in the Preamble hereof.

(bb) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(cc) “Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.

(dd) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ee) “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(ff) “Subsidiary” shall mean, with reference to any Person, any other Person of which (1) a majority of the voting power of the voting securities or equity interests is beneficially owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (2) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is beneficially owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.

(gg) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(hh) “Trust” has the meaning set forth in Section 24(d) hereof.

(ii) “Trust Agreement” has the meaning set forth in Section 24(d) hereof.

Section 2. Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

Section 3. Issue of Rights Certificates.

(a) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit B and which may be appended to certificates that represent shares of Common Stock (hereinafter referred to as the “Summary of Rights”), to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company.

With respect to certificates representing shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for shares of Common Stock registered in the names of the holders thereof, and not by separate Rights Certificates, and with respect to Book Entry shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by such certificates registered in the names of the holders thereof. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock outstanding on the Record Date (whether represented by certificate(s) or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and, in either case, regardless of whether a copy of the Summary of Rights is submitted with the surrender or request for transfer), also shall constitute the transfer of the Rights associated with such shares of Common Stock.

(b) Rights shall be issued, without any further action, in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights also shall be issued to the extent provided in Section 22 hereof. Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the Record Date shall bear a legend substantially in the following form:

“This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Asta Funding, Inc. (the “Company”) and American Stock Transfer & Trust Co., LLC (the “Rights Agent”) dated as of August 23, 2012 as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing without charge after receipt of a written request therefor.

Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Affiliate or Associate thereof) may become null and void.”

With respect to all certificates representing shares of Common Stock containing the foregoing legend, until the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such certificate shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates.

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing the foregoing legend, until the earliest of the Distribution Date, the Redemption Date and the Expiration Date, the Rights associated with the Common Stock shall be evidenced by such Common Stock alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock.

Notwithstanding this paragraph (b), the omission of the legend or the failure to send, deliver or provide the registered owner of shares of Common Stock, a copy of the Summary of Rights shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

In the event that the Company purchases or otherwise acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

(c) Until the Distribution Date, the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

(d) As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent, if so requested, will send) by first-class, insured, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit C hereto (the “Rights Certificate”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11 hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights shall be evidenced solely by such Rights Certificates.

Section 4. Form of Rights Certificate.

(a) The Rights Certificates (and the forms of election to purchase and of assignment and the certificate to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit C hereto and may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate, and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any rule or regulation of any stock exchange upon which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of this Agreement, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant hereto that represents Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee after the Acquiring Person becomes such ,or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom such Acquiring Person (or any such Associate or Affiliate) has any continuing written or oral plan, agreement, arrangement, or understanding regarding the transferred Rights, shares of Common Stock, or the Company or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof (and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence), shall contain upon the written direction of the Board (to the extent feasible) the following legend:

“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement dated as of August 23, 2012 by and between Asta Funding, Inc. and American Stock Transfer & Trust Co., LLC (the “Rights Agreement”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

The Company shall instruct the Rights Agent in writing of the Rights which should be so legended.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer or President and by its Secretary or Assistant Secretary, shall have affixed thereto the Company’s corporate seal (or a facsimile thereof), and shall be attested by the Company’s Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or by facsimile. Rights Certificates bearing the manual or facsimile signatures of the individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile signature of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its office designated for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate, and the date of each Rights Certificate.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock, other securities, cash, or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request; whereupon the Rights Agent shall, subject to the provisions of Sections 4(b), 7(e) and 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holder of the Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) If a Rights Certificate shall be mutilated, lost, stolen, or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen, or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and, if requested by the Company or the Rights Agent, indemnity also satisfactory to it.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, in the restrictions on exercisability set forth in Sections 9(c), 11(a)(iii) and 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on September 2, 2015 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed (the “Redemption Date”) as provided in Section 23 hereof or (iii) the time at which the Rights are exchanged (the “Exchange Date”) as provided in Section 24 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the “Expiration Date”).

(b) Each Right shall entitle the registered holder thereof to purchase one one-thousandth of a share of Preferred Stock. The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $45.00, and shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States in accordance with paragraph (c) of this Section 7.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly and properly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable tax or charge in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 18(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the

Preferred Stock certificates representing such number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) as are to be purchased and the Company shall direct its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company shall direct the depositary to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company shall make all arrangements necessary so that such Common Stock, other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing written or oral plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Common Stock or the Company or (B) a transfer that the Board has determined in good faith to be part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 13, 23 and 24 hereof). The Company shall use reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b) hereof, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Company’s failure to make any determination with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 by such registered holder unless such registered holder shall have (i) properly completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Stock.

(a) The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, shall be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock (or Common Stock and/or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b) So long as the shares of Preferred Stock (and following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable upon the exercise of the Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its reasonable best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Agreement, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement on an appropriate form under the Securities Act with respect to the securities purchasable upon exercise of the Rights; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by such registration statement, and (B) the Expiration Date. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction (x) if the requisite qualification in such jurisdiction shall not have been obtained and until a registration statement has been declared effective or (y) if the exercise thereof shall not be permitted under applicable law.

(d) The Company shall take such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Purchase Price), duly and validly authorized and issued, fully paid and non-assessable.

(e) The Company shall pay when due and payable any and all documentary, stamp, or transfer tax, or other tax or charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge that may be payable in connection with the issuance or delivery of any of any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for the Preferred Stock (or Common Stock and/or other equity securities of the Company as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Preferred Stock Record Date.

Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate or entry in the Book Entry account system of the transfer agent for the Preferred Stock shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities as the case may be) transfer books of the Company are open and, provided further, that if delivery of a number of one one-thousandths of a share of Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock only when such Preferred Stock first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to the securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.

The Purchase Price, the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the Rights Dividend Declaration Date (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 23 and Section 24 hereof, in the event that any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then proper provision shall be made so that promptly following the Redemption Period (as defined in Section 23(a) hereof), each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof and payment of an amount equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement except to the extent set forth in Section 13 hereof) by 50% of the current per share market price of Common Stock (as determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) The Company at its option may substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Preferred Stock having an aggregate market value equal to the current per share market price of one share of Common Stock. In the event that the number of shares of Common Stock which is authorized by the Certificate of Incorporation, but not outstanding, or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (x) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (y) the Purchase Price (such excess being the “Spread”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for some or all of the Adjustment Shares, upon exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) shares (or fractions of a share) of Preferred Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of Preferred Stock which the Board has deemed to have the same value as shares of Common Stock) (such shares of equity securities being herein called “common stock equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of an investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) hereof expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary such number of fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If, upon the occurrence of a Section 11(a)(ii) Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then if the Board so elects, the thirty-day period set forth above may be extended to the extent necessary, but not more than (ninety) 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that action is to be taken pursuant to the preceding provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the second sentence of this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current per share market price of the Preferred Stock (as determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock or equivalent preferred stock outstanding on such record date, plus the number of shares of Preferred Stock or equivalent preferred stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock or equivalent preferred stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be as determined by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock or equivalent preferred stock owned by or held for the account of the Company or any Subsidiary shall not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock), or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Preferred Stock on such record date minus the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holder of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Preferred Stock, and the denominator of which shall be such current per share market price (as determined pursuant to Section 11(d) hereof) of the Preferred Stock on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation under this Agreement, the “current per share market price” of any security, including the Common Stock, on any date shall be deemed to be the average of the daily closing prices per share of such security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the current per share market price of the security is determined during a period following the announcement by the issuer of such security of (i) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights), or (ii) any subdivision, combination or reclassification of such security, and prior to the expiration of the requisite 30 Trading Day period, as set forth above, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, NASDAQ or, if the security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the security is listed or admitted to trading or, if the security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by any system then in use or, if not so quoted, the average of the closing bid and asked price furnished by a professional market maker making a market in the security selected by the Board.

If on any such date no market maker is making a market in the security, the fair value of such shares on such date as determined in good faith by the Board shall be used. If the security is not publicly held or not listed or traded, “current market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term “Trading Day” shall mean, if the security is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such security is listed or admitted to trading is open for the transaction of business or, if such security is not so listed or admitted, a Business Day.

(ii) For the purpose of any computation under this Agreement, the “current per share market price” of the Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the current per share market price of the Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current per share market price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends or any similar transaction with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current per share market price of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the “current per share market price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “current per share market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current per share market price” of one share of Preferred Stock divided by 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.

(f) If, as a result of an adjustment made pursuant to Sections 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m) hereof, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth of a Right) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the

Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then-par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue, such fully paid and non-assessable, number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board shall determine that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such holders or shall reduce the taxes payable by such holders.

(n) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders or other Persons holding an equity interest in such Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of, or otherwise have transferred to them, the Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(o) After the Distribution Date and so long as any Rights shall then be outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company shall not, except as permitted by Sections 23, 24, and 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, shall (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide any outstanding shares of Common Stock, (iii) combine any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12. Certificate of Adjusted Purchase Price or Number of Shares.

Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any adjustment or any such event unless and until it shall have received such a certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) Subject to Section 23 hereof, at any time after a Person has become an Acquiring Person, in the event that, directly or indirectly,

(x) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger,

(y) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or

(z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole),

(any such event described in (x), (y), or (z) being herein referred to as a “Section 13 Event”), then, and in each such case, proper provision shall be made so that:

(i) each holder of a Right, except as provided in Section 7(e) hereof, shall, upon the expiration of the Redemption Period (as defined in Section 23(a) hereof), thereafter have the right to receive, upon the exercise of the Right at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of a number of one one-thousandth shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as hereinafter defined), which shares shall not be subject to any liens, encumbrances, rights of first refusal, transfer restrictions or other adverse claims, as shall be equal to the result obtained by

(1) multiplying such then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of one one-thousandths of a share of Preferred Stock for which a Right would be exercisable hereunder but for the first occurrence of such Section 11(a)(ii) Event by the Purchase Price that would be in effect hereunder but for such first occurrence), and

(2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the then current per share market price (as determined pursuant to Section 11(d) hereof) of the shares of Common Stock of such Principal Party on the date of consummation of such Section 13 Event (or the fair market value on such date of other securities or property of the Principal Party, as provided for herein);

(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and

(v) the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Section 13 Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b) “Principal Party” shall mean

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof) and (B) if no securities or other equity interests are so issued, the Person (including the Company as successor thereto or as the surviving entity) that is the other constituent party to such merger or consolidation, or, if there is more than one such Person, the Person that is a constituent party to such merger or consolidation, the Common Stock of which has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Stock of which has the highest aggregate current market price (as determined pursuant to Section 11(d) hereof);

provided, however, that in any such case: (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not and has not been so registered and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the highest aggregate market value; and (3) if the Common Stock of such Person is not and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a Subsidiary of both or all of such joint venturers, and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

(c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party, at its own expense, shall:

(i) (A) prepare and file on an appropriate form a registration statement under the Securities Act, with respect to the Rights and the securities that may be acquired upon exercise of the Rights on an appropriate form, (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date, and (C) take such action as may be required to ensure that any acquisition of such securities that may be acquired upon exercise of the Rights complies with any applicable state security or “Blue Sky” laws as soon as practicable following the execution of such agreement;

(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act;

(iii) use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities that may be acquired upon exercise of the Rights; and

(iv) use its best efforts, if such Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities that may be acquired upon exercise of the Rights on the New York Stock Exchange, NASDAQ or on such securities exchange, or if the securities of the Principal Party that may be acquired upon exercise of the Rights shall not be listed or admitted to trading on the New York Stock Exchange, NASDAQ or a national securities exchange, to cause the Rights and the securities that may be acquired upon exercise of the Rights to be authorized for quotation on any other system then in use.

(d) In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction shall have, a provision in any of its authorized securities or in its certificate or articles of incorporation or by-laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current per share market price (as determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current per share market price (other than to holders of Rights pursuant to this Section 13), (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such transaction.

(e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a) hereof.

Section 14. Fractional Rights; Fractional Shares; Waiver.

(a) The Company shall not be required to issue fractions of Rights except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the Persons to which such fractional Rights would otherwise be issuable, an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, or, in case no such sale takes place on such day, the average of the high bid and low asked prices, in either case as reported by the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used. In the event the Rights are listed or admitted to trading on a national securities exchange, the closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the high bid and low asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to the national securities exchange on which the Rights are listed or admitted to trading.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of one of the events specified in Section 11 hereof giving rise to the right to receive Common Stock, common stock equivalents or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of shares of Common Stock, common stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, common stock equivalents or other securities. In lieu of fractional shares of Common Stock, common stock equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, common stock equivalents or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action.

All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent pursuant to Sections 18 and 19 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders.

Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock shall also constitute certificates for Rights) and each Right shall be transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly completed and executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.

Section 17. Rights Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25 hereof, to receive notice of meetings or other actions affecting stockholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Duties of Rights Agent.

The Rights Agent undertakes only the duties and obligations imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by the Rights Agent in good faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of “current per share market price”) be proved or established by the Company prior to the Rights Agent taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be specified herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer or President of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent, and the Rights Agent shall incur no liability, for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company or any other Person only for its own negligence, bad faith, or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature thereof), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any responsibility for the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy conditions contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including Rights becoming void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights required under the provisions of Sections 11, 13, 23, or 24 hereof or for the manner, method, or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of the Common Stock, the Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f) The Company shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chief Executive Officer or President of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization to the Rights Agent, and the Rights Agent shall not be liable for or in respect of any action taken, suffered, or omitted by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that the Rights Agent exercised reasonable care in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights hereunder if the Rights Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been properly completed, has not been signed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 19. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent such compensation as shall be agreed in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and expenses and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent, its officers, employees, agents and directors for, and to hold each of them harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent or such other indemnified party in connection with the acceptance and administration of this Agreement and the exercise of its duties hereunder, including, but not limited to, the costs and expenses of defending against any claim (whether asserted by the Company, a holder of Rights, or any other Person) of liability hereunder. The indemnity provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement or the exercise of its duties hereunder in reliance upon any Rights Certificate or certificate for shares of Preferred Stock or any balance indicated in the Book Entry account system of the transfer agent or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed and executed by the proper person or persons.

Section 20. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stockholder services businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 21. Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ prior notice in writing mailed to the Company, and to each transfer agent of the Preferred Stock and the Common Stock, by registered or certified mail, in which case the Company shall give or cause to be given written notice to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock by registered or certified mail, and to the registered holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, is authorized under such laws to exercise corporate trust, stock transfer, or stockholder services powers, is be subject to supervision or examination by federal or state authorities, and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates by first-class mail. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent.

Section 22. Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise of a Right) and prior to the redemption or the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

(a) The Board may, within its sole discretion, at any time during the period commencing on the Rights Dividend Declaration Date and ending on the earlier of (i) the Close of Business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth Business Day following the Record Date), or (ii) the Close of Business on the Final Expiration Date (the “Redemption Period”), cause the Company to redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price, as adjusted, being hereinafter referred to as the “Redemption Price”); provided, however, that, if the Board authorizes redemption of the Rights on or after the time a Person becomes an Acquiring Person, then such authorization shall require the concurrence of two-thirds of the authorized number of members of the Board. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event or a Section 13 Event until such time as the Company’s right of redemption hereunder has expired. The redemption of the Rights by the Board pursuant to this paragraph (a) may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

(b) Immediately upon the action of the Board ordering the redemption of the Rights, pursuant to paragraph (a) of this Section 23 (or such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire, or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Certificate of Incorporation prior to the Distribution Date.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per each outstanding Right, as appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) If there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. If the Company, after good faith effort, is unable to take all such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute common stock equivalents (as defined in Section 11(a)(iii) hereof) for shares of Common Stock for Common Stock exchangeable for Rights, at the initial rate of one common stock equivalent for each share of Common Stock, as appropriately adjusted to reflect stock splits, reverse stock splits, reverse stock split, stock dividends, and other similar transactions after the date hereof.

(d) Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and the Company shall issue to the trust created by the Trust Agreement (the “Trust”) all or a portion (as designated by the Board) of the shares of Common Stock and other securities, if any, distributable pursuant to the Exchange, and all stockholders entitled to distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) shall be entitled to receive a distribution of such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with all relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) and not transferable or exerciseable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid, and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action and, in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation; provided further, that no such notice shall be required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.

(b) In case any Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in paragraph (a) of this Section 25 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c) In case any Section 13 Event shall occur, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

Section 26. Notices.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile, telegram or cable) and mailed or sent or delivered, if to the Company, at its address at:

Asta Funding, Inc.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

Attention: Chief Executive Officer

With a copy to:

Fox Rothschild LLP

100 Park Avenue, Suite 1500

New York, NY 10017

Attention: Ted D. Rosen

And if to the Rights Agent, at its address at:

American Stock Transfer & Trust Co., LLC

6201 15th Avenue

Brooklyn, New York 11219

Attention: Alexandra Albrecht

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, the registered holder of any shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the Rights Agent, as the case may be.

Section 27. Supplements and Amendments.

Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (c) shorten or lengthen any time period hereunder, (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof) as such or cause this Agreement to become amendable other than in accordance with this Section 27. Without limiting the foregoing, the Company, by action of the Board, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided that any supplement or amendment that does not amend Sections 18, 19, 20 or 21, or this Section 27 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board.

Except as otherwise specifically provided herein, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (a) to interpret the provisions of this Agreement, and (b) to make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23, to exchange or not exchange the rights in accordance with Section 24, to amend or not amend this Agreement in accordance with Section 27). All such actions, calculations, interpretations, and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board shall (i) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties, and (ii) not subject the Board or any member thereof to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company).

Section 31. Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would materially and adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

Section 32. Governing Law.

This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 33. Counterparts.

This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

Section 34. Descriptive Headings.

The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page To Follow On Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

Asta Funding, Inc.

By:	/s/ Robert J. Michel
Name: Robert J. Michel
Title: Chief Financial Officer

American Stock Transfer & Trust Co., LLC as Rights Agent

By:	/s/ Isaac J. Kagen
Name: Isaac J. Kagen
Title: Vice President

Appendix B

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of ASTA FUNDING, INC. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended

To insert a new Article TENTH with such Article TENTH to read in its entirety as follows:

“TENTH: Any action required or permitted to be taken by the stockholders of the corporation must be taken at a duly called annual or special meeting of stockholders of the corporation, and the power of stockholders to consent in writing to the taking of any action, without a duly called meeting and vote, is specifically denied.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

B-1

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this              day of                     , 2013.

By:	/s/ Gary Stern
Authorized Officer
Title:	President and Chief Executive Officer
Name:	Gary Stern

B-2

Appendix C

ASTA FUNDING, INC.

COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee of Asta Funding, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of the Corporation’s directors and officers. The Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs of the Corporation.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with applicable rules and regulations.

Composition

The Compensation Committee shall consist of no fewer than two members. Each member of the Compensation Committee must (i) be an independent director of the Corporation satisfying the independence requirements of the NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Board of Directors shall appoint the members of the Compensation Committee. Subject to earlier removal by the Board of Directors, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Compensation Committee member may be removed by the Board of Directors at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board of Directors upon recommendation of the Nominating Committee. The Compensation Committee members shall elect a chairperson by a vote of a majority of the full Compensation Committee, or, if the members have failed to do so, then the Board of Directors shall designate a chairperson.

The Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee when appropriate.

Structure and Meetings

The Compensation Committee shall meet not less than one time per year. The chairperson of the Compensation Committee shall preside at each meeting of the Compensation Committee, except that in the absence of the chairperson at any particular meeting, then the Compensation Committee member designated by the chairperson shall preside at such meeting. The chairperson shall, after consultation with the other members of the Compensation Committee, (i) determine the dates, times and places for meetings of the Compensation Committee, and (ii) set the agenda for each meeting. A majority of the total number of Compensation Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Compensation Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Compensation Committee.

Duties and Responsibilities

The Compensation Committee shall have the following power, authority and direct responsibilities:

1 Review and approve annually corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”), annually evaluate the CEO’s performance in light of those goals and objectives, and, consistent with the requirements of any employment agreement, recommend the CEO’s compensation levels based on this evaluation. The CEO shall not be permitted to be present during voting or deliberations relating to CEO compensation.

2 Make recommendations to the Board with respect to director and non-CEO officer compensation, incentive compensation plans and equity-based plans. The CEO may, at the discretion of the Compensation Committee, be permitted to be present during voting or deliberations relating to non-CEO compensation.

3 Produce a Compensation Committee Report on executive compensation and participate in the production of the Compensation Discussion and Analysis as required by the SEC to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC.

4 Annually review and recommend to the Board the following items with respect to the CEO and the executive officers of the Corporation (as defined by Section 16 and Rule 16a-1(f) of the Securities and Exchange Act of 1934): (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

5 Make regular reports to the Board.

6 Annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

7 Perform such other duties and responsibilities as may be assigned to the Compensation Committee from time to time by the Board of Directors, including without limitation:

8 Periodic analysis of, and recommendations to the Board of Directors with respect to, the functions, duties and responsibilities of each of the executive officers of the Corporation;

9 Oversight and analysis of, and recommendations to the Board of Directors with respect to, the Corporation’s policies regarding the engagement, advancement, promotion, reassignment and termination of its executive officers;

10 The implementation and administration of the Corporation’s incentive and equity-based compensation plans to the extent permitted by such plans;

11 Review and make recommendations to the Board of Directors on (i) the competitiveness of the Corporation’s compensation and benefit plans for directors and key management employees and the employee relations policies and procedures applicable to key management employees; and (ii) such other matters relating to the organization of the Corporation and the compensation of executive officers and key management employees as the Compensation Committee may in its own discretion deem desirable.

Operating Policies

1 The Compensation Committee shall keep the minutes of all Compensation Committee meetings (designating in its discretion an individual to record the minutes) and approve the minutes by subsequent action. The Compensation Committee shall circulate the approved minutes of the Compensation Committee meetings to the full Board of Directors for review.

2 The Compensation Committee shall determine its rules of procedure in accordance with the Corporation’s principles of corporate governance and its Bylaws.

3 At each regular meeting of the Board of Directors held following a Compensation Committee meeting, the Compensation Committee shall report to the Board of Directors regarding the actions, activities and findings of the Compensation Committee since the last Board of Directors meeting, as well as any recommendations for action by the Board of Directors, when appropriate.

4 In discharging its responsibilities, the Compensation Committee shall have full access to any relevant records of the Corporation and may also request that any officer or employee of the Corporation or the Corporation’s outside counsel meet with members of, or consultants to, the Compensation Committee.

5 The Compensation Committee shall have the authority to engage such compensation consultants and counsel as it deems necessary or desirable from time to time to discharge its functions.

Appendix D

ASTA FUNDING, INC.

AUDIT COMMITTEE CHARTER

I. STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors (the “Board”) of Asta Funding, Inc. (“Asta”) in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of Asta and its subsidiaries (collectively, the “Company”), the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of the Company’s financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company’s Board of Directors, outside auditors and senior management. The Audit Committee’s primary responsibilities and duties are:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system.

•	Review and appraise the audit efforts of the Company’s independent accountants.

•

Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

The Company shall be responsible for the providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall consist of at least three “independent” Directors of Asta and shall serve at the pleasure of the Board. An “independent” Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded and (d) except as permitted by the SEC and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

At least one member of the Audit Committee shall be a “financial expert” as defined by the SEC and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement.

The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III. MEETINGS AND MINUTES

The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board with such recommendations as the Audit Committee deems appropriate.

IV. RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

The Audit Committee shall oversee and monitor the Company’s accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company’s financial statements and review and evaluate the performance of the Company’s outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company’s certificate of incorporation, the Company’s bylaws or the Board.

1. The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit’s scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

2. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstances that might adversely affect the outside auditors’ independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

3. The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company’s financial statements (“non-audit services”); provided that such non-audit services are not listed in Section 10A(g) of the Exchange Act (“prohibited services”). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company’s outside auditing firm.

4. The Audit Committee shall obtain confirmations from time to time from the Company’s outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company’s accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company’s financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company’s accounting principles and underlying estimates and other significant decisions made by the Company’s management in preparing the Company’s financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

6. The Audit Committee shall meet with the outside auditors and management to review the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company’s management, including management’s letters and schedules of unadjusted differences.

7. Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

8. The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

9. The Audit Committee shall consider and review with management: (a) significant findings during the year and management’s responses thereto, including the status of previous audit recommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

10. The Audit Committee shall consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

11. The Audit Committee shall prepare a letter for inclusion in the Company’s proxy statement describing the discharge of the Audit Committee’s responsibilities.

12. The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

13. Commencing on such date as Section 102(a) of the Sarbanes-Oxley Act of 2002 (the “Act”) becomes effective, the Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a “registered public accounting firm” as such term is defined under the Act.

14. The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

15. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Appendix E

ASTA FUNDING, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I. STATEMENT OF PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Asta Funding, Inc. (the “Company”) is:

•	identifying qualified individuals for membership on the Board;

•	recommending to the board the director nominees for election at the next annual meeting of stockholders;

•	making recommendations to the Board regarding the size and composition of the Board and its committees;

•	monitoring the effectiveness of the Board; and

•

developing and implementing our corporate governance policies, including the implementation of the Company’s principles of corporate governance attached as Attachment A (the “Principles of Corporate Governance”) and administration of the Company’s whistle-blower policy for employees and on-site contractors attached as Attachment B (the “Whistle-Blower Policy”).

II. COMPOSITION OF THE COMMITTEE

The Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the Board from time to time;

•

members shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company, unless the Board determines that an exemption to such qualification is available under applicable rules; and

•	members shall be appointed and may be removed by the Board.

III. RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

The Committee shall:

•	establish general criteria for identifying and selecting individuals who may be nominated for election to the Board, which criteria shall

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	include, without limitation, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board;

•	annually review the size, composition and needs of the board of directors and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of stockholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of stockholders;

•	consider director candidates submitted by stockholders, in accordance with guidelines developed by the Committee;

•	develop and implement an annual process for evaluating Director performance;

•	review and approve, where appropriate, related party transactions;

•	monitor the culture of ethical compliance;

•	annually review the Committee charter and recommend to the board any changes it deems necessary or desirable; and

•	review and assess the adequacy of the Company’s corporate governance policies, including the implementation of the Principles of Corporate Governance and the Whistle-Blower Policy.

IV. MEETINGS OF THE COMMITTEE

The Committee shall meet as often as necessary to carry out its responsibilities, but not less than twice each year. A majority of the members of the Committee shall constitute a quorum.

V. ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the authority to do the following, in its discretion, to the extent it deems appropriate in carrying out its duties under this Charter and the Principles of Corporate Governance:

•	delegate any of its responsibilities to a subcommittee or subcommittees; and

•	retain outside counsel and other advisors.

Effective as of January 20, 2009

ATTACHMENT A

Principles of Corporate Governance

Adopted by the Board of Directors

Purpose and Nature of Principles

These principles have been adopted by Board resolution as a definitive statement of the elements of governance by which the Board will manage its affairs. These principles will be reviewed and modified by the Board as needed on recommendation of the Nominating and Corporate Governance Committee.

1. Responsibilities of the Board.    The Directors’ most basic responsibility is to exercise their business judgment to act in a manner that they reasonably believe is in the best interest of the Company and its shareholders, and, in discharging this obligation, may rely on members of the Company’s management and on the Company’s outside advisors and auditors. Directors must fulfill their responsibilities consistent with their fiduciary duties to the Company’s shareholders and in compliance with all applicable laws and regulations. Each Director must also comply with all of the Company’s policies, including its Code of Ethics.

2. Functions of the Board.    The Board has four scheduled meetings a year at which it reviews and discusses reports by management on the financial, as well as operating, performance of the company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board also performs a number of specific functions including:

a. selecting and evaluating the CEO and overseeing CEO succession planning;

b. ensuring processes are in place for maintaining the integrity of the company, the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with customers and suppliers, and the integrity of relationships with other stakeholders.

3. Board Size.    It is the policy of the Company that the number of Directors not exceed or be less than a number that can function efficiently as a body.

4. Director Independence.    It is the policy of the Company that the Board consists of a majority of independent Directors. The Nominating and Corporate Governance Committee of the Board shall determine director independence utilizing the definition of director independence established by NASDAQ.

5. Committees.    It is the general policy of the Company that the Board as a whole considers all major decisions. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to, or required for, the operation of a publicly owned company. Currently these committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee recommends the members and chairs of these committees to the Board.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are made up of only independent Directors as required by NASDAQ.

6. Board and Committee Self Evaluation.    Annually, the Board and the committees of the Board shall discuss the performance of the Board and the committees during the year, focusing on the successes, as well as areas in which improvements would be beneficial to the performance of the Board.

7. Director Education.    Each director is expected to participate in one or more director education programs regarding directors’ legal duties and responsibilities over each two-year period of service.

8. Presiding Director.    On an annual basis, the non-employee Directors will select a non-employee member of the Board to serve as Presiding Director. The Presiding Director will chair executive sessions of the Board when the non-employee Directors meet without the Chairman and Chief Executive Officer and other inside Directors present. The Presiding Director will perform such other functions as the Board may direct, including, acting as an intermediary between the non-employee Directors and management when special circumstances exist or communication out of the ordinary course is necessary, participating in the performance evaluation of the Chief Executive Officer and reviewing the schedule of Board and Committee meetings and the agendas for Board meetings.

9. Board Meetings.    Directors are expected to attend Board meetings and meetings of the Committees on which they serve, to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. Meetings should include presentations by management and, when appropriate, outside advisors or consultants, as well as sufficient time for full and open discussion. In addition to regularly scheduled Board meetings, the Audit Committee shall meet at least four times per year, the Compensation Committee shall meet at least one time per year and the Nominating and Corporate Governance Committee shall meet at least two times per year.

10. Written Materials.    Written materials that are important to the Board’s understanding of the agenda items to be discussed at a Board or Committee meeting should be distributed to the Directors sufficiently in advance of the meeting to allow the Directors the opportunity to prepare. Directors are expected to review these materials thoroughly in advance of the meeting.

11. Agenda for Board Meetings.    The Chairman of the Board will set the agenda for Board meetings with the understanding that certain items necessary for appropriate Board oversight will be brought to the Board periodically for review, discussion and decision-making. The Presiding Director will have the opportunity to review the agenda for each Board meeting in advance of the meeting and may request changes, as he or she deems appropriate in order to ensure that the interests and requirements of the non-employee Directors are appropriately addressed. Any Director may request that an item be included on any meeting agenda.

12. Executive Sessions of Non-Employee Directors.    The non-employee Directors will meet in regular executive sessions without any members of management present at least two times each year. The Presiding Director will chair these executive sessions.

13. Conflicts of Interest.    Every employee and Director has a duty to avoid business, financial or other direct or indirect interests or relationships which conflict with the interests of the Company or which may affect his or her loyalty to the Company. Each Director must deal at arm’s length with the Company and should disclose to the Chairman or Presiding Director any conflict or any appearance of a conflict of interest. Any activity which even appears to present such a conflict must be avoided or terminated, unless after appropriate disclosure and discussion, it is determined that the activity is not harmful to the Company or otherwise improper.

14. Other Company Directorships.    The Board recommends that, except in unusual circumstances, if a Director is employed full-time by a public company, such Director limit the number of boards on which he or she sits to the boards of two other public companies (in addition to the Company’s Board and that of his or her employer). If the Director is not employed full-time by a public company, the Board recommends that, except in unusual circumstances, he or she sit on the boards of no more than four other public companies (in addition to the Company’s Board). The Nominating and Corporate Governance Committee shall review on a case-by-case basis situations concerning significant involvement by a Director in non-profit or charitable organizations.

15. Change in Director Occupation.    When a Director’s principal occupation or business association changes substantially during his or her tenure as a Director, that Director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

16. Term Limits.    The Board does not endorse arbitrary term limits on Directors’ service, nor does it believe in automatic annual renomination until they reach the mandatory retirement age. The Board self-evaluation process is an important determinant for continuing service.

17. Succession Planning/Management Development Review.    The Board shall oversee the senior management development and succession planning process in order to ensure that the process is rigorous and effective. In furtherance of this objective, the Nominating and Corporate Governance Committee will focus upon succession planning for the Chairman/CEO and the Chairman/CEO will annually conduct a review of the Senior Management Team (the “SMT”) with the Nominating and Corporate Governance Committee. This review will be shared with the full Board in connection with its broader oversight responsibilities.

18. Communication with Stakeholders.    The Chairman and CEO are responsible for establishing effective communications with the Company’s stakeholder groups, i.e., shareholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners.

It is the policy of the Company that management speaks for the Company. This policy does not preclude outside Directors from meeting with shareholders, but it is suggested that in the majority of circumstances, any such meetings be held with management present.

ATTACHMENT B

WHISTLE-BLOWER POLICY FOR EMPLOYEES AND ON-SITE CONTRACTORS

OF

ASTA FUNDING, INC.

AS ADOPTED BY THE COMPANY’S BOARD OF DIRECTORS

Asta Funding, Inc. and Subsidiary Companies (the “Company”) has established a procedure by which employees and on-site contractors can report to the Company allegations of known or suspected alleged Improper Activities (as hereinafter defined).

“Improper Activities” include, but are not limited to, (i) questionable accounting, internal accounting controls or auditing matters; (ii) disclosures in documents filed by the Company with the Securities and Exchange Commission (the “SEC”) and other public disclosures made by the Company that may not be complete or accurate; (iii) violations of any written policies of the Company as may be in effect from time to time; (iv) violations of federal or state securities laws or other laws applicable to the Company; (v) wire fraud, mail fraud, bank fraud, or any fraud against the Company’s stockholders or under statute; (vi) forgery or alteration of documents; (vii) misappropriation or misuse of Company resources, such as funds or other assets; (viii) authorizing or receiving compensation for goods not received or services not performed; or (ix) any other activity by an employee or on-site contractor that is undertaken in the performance of the employee’s or on-site contractor’s official duties, whether or not that action is within the scope of his or her employment, and that is in violation of any state or federal law or regulation, or constitutes malfeasance, bribery, fraud, misuse of Company property, or willful omission to perform his or her duties, or involves gross misconduct.

Employees are encouraged to use the guidance provided by this policy for reporting Improper Activities in accordance with the following:

1. Reporting Requirement. All officers, directors and employees or outside contractors are required to report information concerning Improper Activities. Such reports are encouraged to be made in writing so as to assure a clear understanding of the issues, but may be oral. Such reports should be factual rather than speculative or conclusory, and should contain specific information to allow for proper assessment of the nature, extent and urgency of the issues raised in the report.

Reporting employees or on-site contractors should refrain from (i) obtaining evidence for which they do not have a right of access and (ii) conducting their own investigative activities.

It is the Company’s policy that no employee or on-site contractor shall be subject to disciplinary or retaliatory action by the Company or any of its employees or agents or on-site contractors as a result of the employee’s or on-site contractor’s submitting a report hereunder. However, employees or on-site contractors who file reports of Improper Activities or provide evidence which they know to be false or without a reasonable belief in the truth and accuracy of such information will not be protected by the above policy statement an may be subject to disciplinary action and legal claims.

Reporting employees or on-site contractors that report Improper Activities on an anonymous basis must provide sufficient corroborating evidence to justify the commencement of an investigation. Unspecified wrongdoing or broad allegations without verifiable evidentiary support may not lead to an investigation. Because of the inability of investigators to interview anonymous reporting employees or on-site contractors, it may be more difficult to evaluate the credibility of an Improper Activity and therefore, it is less likely that an investigation will be initiated.

2. Procedure for Reporting Improper Activities. To submit a report involving any known or suspected Improper Activity, an employee may call the Company’s Nominating and Corporate Governance Committee Chairperson at (800) 652-9194 or write to Mr. Herman Badillo , Nominating and Corporate Governance

Committee Chairperson, 120 Broadway New York, NY 10271. If the employee or on-site contractor submitting the complaint is uncomfortable for any reason addressing such concerns to the Company’s Nominating and Corporate Governance Committee Chairperson the employee or on-site contractor may write to the Lead Independent Director of the Company’s Board of Directors c/o the Company. Employees or on-site contractors are encouraged to provide as much specific information as possible including names, dates, places and events that took place, the employee’s or on-site contractor’s perception of why the incident(s) constitute an Improper Activity. Anonymous written or telephonic communications will be accepted. Reports submitted through this process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented by the Nominating and Corporate Governance Committee Chairperson to the full Nominating and Corporate GovernanceCommittee of the Company’s Board of Directors. An employee or on-site contractor may utilize this process either to raise new complaints or if he or she feels that a complaint previously raised has not been appropriately handled.

The Company’s Nominating and Corporate Governance Committee Chairperson will report directly to the Nominating and Corporate Governance Committee of the Company’s Board of Directors on matters arising under this Policy. The Nominating and Corporate Governance Committee Chairperson’s responsibilities under this policy include:

•	Administering, implementing and overseeing ongoing compliance under the Policy.

•

Establishing, amending where necessary and administering procedures to assure that such reports of Improper Activities will be collected, reviewed promptly, treated or resolved in an appropriate manner, and retained.

•	Establishing, amending where necessary and administering procedures that enable employees to submit reports of Improper Activities and related concerns in a confidential and anonymous manner.

•

Ensuring that the individuals at the Company who are responsible for preparing and reviewing the Company’s public filings with the SEC and other public disclosures are made aware of reports of Improper Activities involving the Company’s accounting, auditing, and internal auditing controls or disclosure practices.

Appendix F

CODE OF ETHICS

FOR

SENIOR FINANCIAL OFFICERS

Section 1. Purpose.

The Board of Directors (the “Board”) of Asta Funding, Inc. (the “Company”) has adopted the following Code of Ethics (the “Code”) to apply to the Company’s Chief Executive Officer; Chief Financial Officer; Chief Accounting Officer; Controller; and Treasurer (the “Senior Financial Officers”). This Code is intended to focus Senior Financial Officers on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, foster a culture of honesty and accountability, deter wrongdoing and promote fair and accurate disclosure and financial reporting.

No code or policy can anticipate every situation that may arise. Accordingly, this Code is intended to serve as a source of guiding principles. Senior Financial Officers are encouraged to bring questions about particular circumstances that may involve one or more of the provisions of this Code to the attention of the Chair of the Audit Committee, who may consult with inside or outside legal counsel as appropriate.

Section 2. Introduction

Each Senior Financial Officer is expected to adhere to a high standard of ethical conduct. The good name of the Company depends on the way Senior Financial Officers conduct business and the way the public perceives that conduct. Unethical actions, or the appearance of unethical actions, are not acceptable. Senior Financial Officers are expected to be guided by the following principles in carrying out their responsibilities.

•	Loyalty. Senior Financial Officers should not be, or appear to be, subject to influences, interests or relationships that conflict with the best interests of the Company.

•	Compliance with Applicable Laws. Senior Financial Officers are expected to comply with all laws, rules and regulations applicable to the Company’s activities.

•	Observance of Ethical Standards. Senior Financial Officers must adhere to high ethical standards in the conduct of their duties. These include honesty and fairness.

Section 3. Integrity of Records and Financial Reporting.

Senior Financial Officers are responsible for the accurate and reliable preparation and maintenance of the Company’s financial records. Accurate and reliable preparation of financial records is of critical importance to proper management decisions and the fulfillment of the Company’s financial, legal and reporting obligations. Diligence in accurately preparing and maintaining the Company’s records allows the Company to fulfill its reporting obligations and to provide stockholders, governmental authorities and the general public with full, fair, accurate, timely and understandable disclosure. Senior Financial Officers are responsible for establishing and maintaining adequate disclosure controls and procedures, and internal controls and procedures, including procedures that are designed to enable the Company to: (a) accurately document and account for transactions on the books and records of the Company; and (b) maintain reports, vouchers, bills, invoices, payroll and service records, business measurement and performance records and other essential data with care and honesty.

Senior Financial Officers shall immediately bring to the attention of the Audit Committee any information they may have concerning:

(a) Defects, deficiencies, or discrepancies related to the design or operation of internal controls which may affect the Company’s ability to accurately record, process, summarize, report and disclose its financial data or

(b) Any fraud, whether or not material, that involves management or other employees who have roles in the Company’s financial reporting, disclosures or internal controls.

Section 4. Conflict of Interest.

Senior Financial Officers must avoid any conflicts of interest between themselves and the Company. Any situation that involves, or may involve, a conflict of interest with the Company, should be disclosed promptly to the Chair of the Audit Committee, who may consult with inside or outside legal counsel as appropriate.

A “conflict of interest” can occur when an individual’s personal interest is adverse to — or may appear to be adverse to — the interests of the Company as a whole. Conflicts of interest also arise when an individual, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company.

This Code does not attempt to describe all possible conflicts of interest which could develop. Some of the more common conflicts from which Senior Financial Officers must refrain, however, are set forth below:

•

Improper conduct and activities. Senior Financial Officers may not engage in any conduct or activities that are inconsistent with the Company’s best interests or that disrupt or impair the Company’s relationship with any person or entity with which the Company has, or proposes to enter into, a business or contractual relationship.

•

Compensation from non-Company sources. Senior Financial Officers may not accept compensation for services performed for the Company from any source other than the Company. Senior Financial Officers should obtain the approval of the Audit Committee prior to accepting any paid employment or consulting position with another entity.

•

Gifts. Senior Financial Officers and members of their immediate families may not accept gifts from persons or entities where any such gift is being made in order to influence their actions in their position with the Company, or where acceptance of the gifts could create the appearance of a conflict of interest.

•

Personal use of Company assets. Senior Financial Officers may not use Company assets, labor or information for personal use, other than incidental personal use, unless approved by the Chair of the Audit Committee or as part of a compensation or expense reimbursement program.

•

Financial Interests in other Businesses. Senior Financial Officers should avoid having an ownership interest in any other enterprises, such as a customer, supplier or competitor if that interest compromises the officer’s loyalty to the Company.

Section 5. Corporate Opportunities.

Senior Financial Officers are prohibited from: (a) taking for themselves personally opportunities related to the Company’s business without first presenting those opportunities to the Company and obtaining approval from the Board; (b) using the Company’s property, information, or position for personal gain; or (c) competing with the Company for business opportunities.

Section 6. Confidentiality.

Senior Financial Officers should maintain the confidentiality of information entrusted to them by the Company and any other confidential information about the Company, its business or finances, customers or suppliers that comes to them, from whatever source, except when disclosure is authorized or legally mandated. For purposes of this Code, “confidential information” includes all non-public information relating to the Company, its business or finances, customers or suppliers.

Section 7. Compliance with Laws, Rules and Regulations.

Senior Financial Officers shall comply with laws, rules and regulations applicable to the Company, including insider trading laws, and all other Company policies. Transactions in Company securities are governed by the Company’s Insider Trading Policy.

Section 8. Encouraging the Reporting of any Illegal or Unethical Behavior.

Senior Financial Officers must promote ethical behavior and create a culture of ethical compliance. Senior Financial Officers should foster an environment in which the Company: (a) encourages employees to talk to supervisors, managers and other appropriate personnel when in doubt about the best course of action in a particular situation; (b) encourages employees to report violations of laws, rules and regulations to appropriate personnel; and (c) informs employees that the Company will not allow retaliation for reports made in good faith.

Section 9. Conclusion.

Senior Financial Officers should communicate any suspected violations of this Code promptly to the Chair of the Audit Committee. The Board or a person or persons designated by the Board will investigate violations, and appropriate disciplinary action will be taken by the Board in the event of any violation of the Code, up to and including termination. Only the Audit Committee may grant any waivers of this policy.

PROXY

ASTA FUNDING, INC.

THIS

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

June 19, 2013

The undersigned hereby appoints Gary Stern and Robert J. Michel, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the “Company”) Annual Meeting of Stockholders to be held on June 19, 2013 and at any adjournments or postponements thereof (the “Meeting”), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF WEISERMAZARS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADOPTION OF THE STOCKHOLDER RIGHTS PLAN, AND FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION TO BE TAKEN ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS AND TO ELIMINATE ACTION BY WRITTEN CONSENT OF STOCKHOLDERS.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF ASTA FUNDING, INC.

JUNE 19, 2013

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ASTA FUNDING, INC.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 19, 2013. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, including financial statements, are available on the internet at http://www.proxydocs.com/asfi. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☑

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ Gary Stern
☐ Arthur Stern
☐	WITHHOLD AUTHORITY	☐ Herman Badillo
	FOR ALL NOMINEES	☐ David Slackman
☐ Edward Celano
☐	FOR ALL EXCEPT	☐ Harvey Leibowitz
	(See instructions below)	☐ Louis A. Piccolo

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. Ratification of WeiserMazars LLP as Independent Registered Public Accounting Firm

For  ☐      Against  ☐      Abstain  ☐

3. Adoption of the Stockholder Rights Plan

For  ☐      Against  ☐      Abstain   ☐

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4. Approval of an amendment to our Certificate of Incorporation to permit stockholder action to be taken only at a duly called annual or special meeting of stockholders and to eliminate action by written consent of stockholders

For  ☐      Against  ☐       Abstain  ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting. The Board of Directors is not aware of any such other matters.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS, FOR WEISERMAZARS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE ADOPTION OF THE STOCKHOLDER RIGHTS PLAN, AND FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT ACTION TO BE TAKEN ONLY AT A DULY CALLED ANNUAL OR SPECIAL MEETING OF STOCKHOLDERS AND TO ELIMINATE ACTION BY WRITTEN CONSENT OF STOCKHOLDERS ..

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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